Exhibit 4.5

EXECUTION VERSION

WF CARD ISSUANCE TRUST,

as Issuer,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Indenture Trustee and as Note Registrar,

and

U.S. BANK NATIONAL ASSOCIATION,

as Bank

WFCARDSERIES INDENTURE SUPPLEMENT

Dated as of November 14, 2023

to

INDENTURE

Dated as of November 14, 2023

TABLE OF CONTENTS

		Page
ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION		1

Section 1.01.	Definitions	1
Section 1.02.	Governing Law; Consent to Jurisdiction; Waiver of Jury Trial	24
Section 1.03.	Counterparts	26
Section 1.04.	Ratification of Indenture	26
Section 1.05.	Limitation on Liability	26

ARTICLE II THE NOTES		27

Section 2.01.	Creation, Designation, and Continuation	27
Section 2.02.	New Issuances of Notes	27
Section 2.03.	Required Subordinated Amount Conditions to Issuance of a Tranche of a Senior Class of Notes	28
Section 2.04.	Reports	31

ARTICLE III ALLOCATIONS		31

Section 3.01.	Allocations	31
Section 3.02.	Allocation of Interchange; Allocation of Investment Earnings	33
Section 3.03.	Required Deposit Limitations	33

ARTICLE IV FURTHER ALLOCATIONS, DEPOSITS AND PAYMENTS		34

Section 4.01.	Allocations of WFCardSeries Available Funds	34
Section 4.02.	Targeted Deposits to the Interest Funding Account	35
Section 4.03.	Allocations of WFCardSeries Available Funds to Interest Funding Sub-Accounts	36
Section 4.04.	Amounts to Be Treated as WFCardSeries Available Funds; Payments Received from Derivative Counterparties for Interest in Foreign Currencies; Other Deposits to the Interest Funding Sub-Accounts	37
Section 4.05.	Allocations of Reductions from Investor Charge-Offs to the Nominal Liquidation Amount of Subordinated Classes	38
Section 4.06.	Allocations of Reimbursements of Nominal Liquidation Amount Deficits	41
Section 4.07.	Application of WFCardSeries Available Principal Amounts	42
Section 4.08.	Allocation of Servicing Fee Shortfalls	45
Section 4.09.	Computation of Reductions to the Nominal Liquidation Amount of Subordinated Classes from Reallocations of WFCardSeries Available Principal Amounts	45
Section 4.10.	Targeted Deposits of WFCardSeries Available Principal Amounts to the Principal Funding Account	48
Section 4.11.	Allocations among Principal Funding Sub-Accounts	50

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Section 4.12.	Amounts to Be Treated as WFCardSeries Available Principal Amounts; Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding Sub-Accounts	51
Section 4.13.	Withdrawals from Interest Funding Account	52
Section 4.14.	Withdrawals from Principal Funding Account	53
Section 4.15.	Limit on Deposits to the Principal Funding Sub-Account of Subordinated Notes; Limit on Repayments of all Tranches	55
Section 4.16.	Calculation of Nominal Liquidation Amount	56
Section 4.17.	Reinvestment in Principal Receivables	57
Section 4.18.	Netting of Deposits and Payments	58
Section 4.19.	Pro rata Payments within a Tranche	58
Section 4.20.	Sale of Receivables for Accelerated Notes or on a Legal Maturity Date	58
Section 4.21.	Calculation of Prefunding Target Amount	59
Section 4.22.	Targeted Deposits to the Class C Reserve Account	62
Section 4.23.	Withdrawals from the Class C Reserve Account	62
Section 4.24.	Targeted Deposits to the Class D Reserve Account	63
Section 4.25.	Withdrawals from the Class D Reserve Account	64
Section 4.26.	Targeted Deposits to the Accumulation Reserve Sub-Accounts	65
Section 4.27.	Withdrawals from the Accumulation Reserve Sub-Accounts	65
Section 4.28.	Computation of Interest	66
Section 4.29.	Excess Available Funds Sharing	66
Section 4.30.	Excess Available Principal Amounts Sharing	66

ARTICLE V	EARLY REDEMPTION OF NOTES	67

Section 5.01.	Early Redemption Events	67

ARTICLE VI	ACCOUNTS AND INVESTMENTS	68

Section 6.01.	Accounts	68

ARTICLE VII	SERVICING COMPENSATION	70

Section 7.01.	Serving Compensation	70

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EXHIBITS

EXHIBIT A-1	[FORM OF] CLASS A NOTE

EXHIBIT A-2	[FORM OF] CLASS B NOTE

EXHIBIT A-3	[FORM OF] CLASS C NOTE

EXHIBIT A-4	[FORM OF] CLASS D NOTE

EXHIBIT B	[FORM OF] WFCARDSERIES MONTHLY NOTEHOLDERS’ STATEMENT

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This WFCARDSERIES INDENTURE SUPPLEMENT (this “Indenture Supplement”) by and among WF CARD ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), having its principal office at c/o Wilmington Trust, National Association, as Owner Trustee, 1100 North Market Street, Wilmington, Delaware 19890-0001, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely in its capacity as Indenture Trustee and as Note Registrar (each as defined in the Indenture, as defined below), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Bank (as defined in the Indenture), is made and entered into as of November 14, 2023 and supplements the INDENTURE, dated as of November 14, 2023, by and among the Issuer, the Note Registrar, the Indenture Trustee and the Bank (the “Indenture”).

Pursuant to this Indenture Supplement, the Issuer shall create a new series of Notes and shall specify the principal terms thereof.

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.    Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

(1)    The terms defined in this Article have the meanings assigned to them in this Article.

(2)    All other terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein. All terms defined or included by reference in this Indenture Supplement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(3)    As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined herein, and accounting terms partially defined herein to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles, the definitions contained herein shall control. The term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation.

(4)    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; and Section, subsection, Schedule and Exhibit references contained in this Indenture Supplement are references to

Sections, subsections, Schedules and Exhibits in or to this Indenture Supplement unless otherwise specified. The term “including” and words of similar import will be deemed to be followed by “without limitation.” The canon of ejusdem generis may be applied only in the context of this Indenture Supplement’s purpose and not merely in the context of a particular phrase.

(5)    In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

(6)    A reference to any law is to that law as amended or supplemented to the applicable time. A reference to any agreement, document, policy, or procedure is to that agreement, document, policy, or procedure as amended or supplemented to the applicable time. A reference to any Person includes that Person’s successors and permitted assigns. Wherever from the context it appears appropriate, each term defined in either the singular or the plural form incorporates both the singular and the plural form of such term.

(7)    Each capitalized term defined herein shall relate only to the WFCardSeries Notes and no other Series of Notes issued by the Issuer.

“Accumulation Commencement Date” means, for each Tranche of Notes, the first Business Day of the month that is twelve (12) whole calendar months prior to the Expected Principal Payment Date for such Tranche of Notes; provided, however, that, if the Accumulation Period Length for such Tranche of Notes is less than twelve (12) months, the Accumulation Commencement Date will be the first Business Day of the month that is the number of whole months prior to such Expected Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods during the period from the Accumulation Commencement Date to such Expected Principal Payment Date will at least equal the Accumulation Period Length.

“Accumulation Period Length” has the meaning specified in subsection 4.10(b)(ii).

“Accumulation Reserve Account” means the trust account designated as such and established pursuant to subsection 6.01(a).

“Accumulation Reserve sub-Account” has the meaning specified in subsection 6.01(a).

“Accumulation Reserve sub-Account Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Accumulation Reserve Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Aggregate Series Available Funds Shortfall” means the sum of the Series Available Funds Shortfalls (as such term is defined in each of the related Indenture

Supplements) for each Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One.

“Aggregate Series Available Principal Amount Shortfall” means the sum of the Series Available Principal Amounts Shortfalls (as such term is defined in each of the related Indenture Supplements) for each Excess Available Principal Amounts Sharing Series in Excess Available Principal Amounts Sharing Group One.

“Allocation Reset Date” means, with respect to any Monthly Period, any date on which (a) the aggregate Nominal Liquidation Amount of all Notes is increased as a result of (i) the issuance of a new Tranche of Notes or the issuance of additional Notes in an Outstanding Tranche of Notes during such Monthly Period, (ii) the accretion of principal on Discount Notes during such Monthly Period, or (iii) a release of prefunded amounts (other than prefunded amounts deposited during such Monthly Period) from a Principal Funding sub-Account for any Note during such Monthly Period, (b) an Addition Date occurs or (c) a Removal Date, other than with respect to account removals occurring pursuant to Section 2.07(c) of the Transfer Agreement.

“Available Funds” means, with respect to the WFCardSeries, on any Transfer Date, the WFCardSeries Available Funds with respect to such Transfer Date.

“Available Principal Amounts” means, with respect to the WFCardSeries and any Transfer Date, the WFCardSeries Available Principal Amounts with respect to such Transfer Date.

“Class A Notes” means a Note specified in the applicable Terms Document as belonging to Class A.

“Class A Required Subordinated Amount” means, with respect to any Tranche of Class A Notes, the aggregate Nominal Liquidation Amount of Class B Notes, Class C Notes or Class D Notes, as the case may be, as specified in the applicable Terms Document for such Tranche of Class A Notes, that is required to be outstanding and available on any date such Tranche of Class A Notes is Outstanding.

“Class A Unused Subordinated Amount of Class B Notes” means for any Tranche of Outstanding Class A Notes, with respect to any Transfer Date, an amount equal to the Class A Required Subordinated Amount of Class B Notes minus the Class A Usage of the Class B Required Subordinated Amount, each as of such Transfer Date.

“Class A Unused Subordinated Amount of Class C Notes” means for any Tranche of Outstanding Class A Notes, with respect to any Transfer Date, an amount equal to the Class A Required Subordinated Amount of Class C Notes minus the Class A Usage of the Class C Required Subordinated Amount, each as of such Transfer Date.

“Class A Unused Subordinated Amount of Class D Notes” means for any Tranche of Outstanding Class A Notes, with respect to any Transfer Date, an amount equal to the Class A Required Subordinated Amount of Class D Notes minus the Class A Usage of the Class D Required Subordinated Amount, each as of such Transfer Date.

“Class A Usage of Class B Required Subordinated Amount” means, with respect to any Tranche of Outstanding Class A Notes, zero on the date of issuance of such Tranche and on any Transfer Date thereafter the Class A Usage of Class B Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes after giving effect to the previous clauses, if any):

(a)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated to Class B Notes pursuant to subsection 4.05(a) which did not result in a Class A Usage of Class C Required Subordinated Amount or a Class A Usage of Class D Required Subordinated Amount for such Tranche of Class A Notes on such Transfer Date; plus

(b)    the amount of Investor Charge-Offs initially allocated to that Tranche of Class A Notes pursuant to subsection 4.05(a) and then reallocated on such Transfer Date to Class B Notes pursuant to subsection 4.05(b); plus

(c)    the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub-Account for that Tranche of Class A Notes pursuant to subsection 4.07(a) which did not result in a Class A Usage of Class C Required Subordinated Amount or a Class A Usage of Class D Required Subordinated Amount for such Tranche of Class A Notes on such Transfer Date; plus

(d)    the aggregate amount of WFCardSeries Available Principal Amounts reallocated to pay any amount to the Servicer for such Tranche of Class A Notes pursuant to subsection 4.07(d) which did not result in a Class A Usage of Class C Required Subordinated Amount or a Class A Usage of Class D Required Subordinated Amount for such Tranche of Class A Notes on such Transfer Date; minus

(e)    an amount (not to exceed the Class A Usage of Class B Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (d) above) equal to the sum of (x) the product of (A) a fraction, the numerator of which is the Class A Usage of Class B Required Subordinated Amount (prior to giving effect to any reimbursement of Class B Nominal Liquidation Amount Deficits on such Transfer Date) for such Tranche of Class A Notes and the denominator of which is the aggregate Class B Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class B Notes, times (B) the aggregate amount of the Nominal Liquidation Amount Deficits of all Class B Notes which are reimbursed on such Transfer Date pursuant to subsection 4.06(b), plus (y) if the aggregate Class A Usage of Class B Required Subordinated Amount (prior to giving effect to any reimbursement of Class B Nominal Liquidation Amount Deficits on such Transfer Date) for all Class A Notes exceeds the aggregate Class B Nominal Liquidation Amount Deficits of all Class B Notes

(prior to giving effect to any reimbursement on such Transfer Date), the product of (A) a fraction, the numerator of which is the amount of such excess and the denominator of which is the sum of (i) the aggregate Class C Nominal Liquidation Amount Deficits and (ii) the aggregate Class D Nominal Liquidation Amount Deficits (prior to giving effect to any reimbursement of a Class C Nominal Liquidation Amount Deficit or a Class D Nominal Liquidation Amount Deficit on such Transfer Date) of all Class C Notes and Class D Notes, times (B) the sum of (i) the aggregate amount of the Nominal Liquidation Amount Deficits of any Tranche of Class C Notes and (ii) the aggregate amount of the Nominal Liquidation Amount Deficits of any Tranche of Class D Notes (prior to giving effect to such reimbursement) which are reimbursed on such Transfer Date times (C) a fraction, the numerator of which is the Class A Usage of Class B Required Subordinated Amount of such Tranche of Class A Notes (prior to giving effect to such reimbursement) and the denominator of which is the Class A Usage of Class B Required Subordinated Amount for all Class A Notes (prior to giving effect to such reimbursement).

“Class A Usage of Class C Required Subordinated Amount” means, with respect to any Tranche of Outstanding Class A Notes, zero on the date of issuance of such Tranche and on any Transfer Date thereafter the Class A Usage of Class C Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes after giving effect to the previous clauses, if any):

(a)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated on such Transfer Date to all Class C Notes pursuant to subsection 4.05(a) which did not result in a Class A Usage of Class D Required Subordinated Amount for such Tranche of Class A Notes on such Transfer Date; plus

(b)    the amount of Investor Charge-Offs initially allocated to that Tranche of Class A Notes pursuant to subsection 4.05(a) and then reallocated on such Transfer Date to Class C Notes pursuant to subsection 4.05(b); plus

(c)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated to Class B Notes pursuant to subsection 4.05(a) and then reallocated on such Transfer Date to Class C Notes pursuant to subsection 4.05(b); plus

(d)    the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub-Account for that Tranche of Class A Notes pursuant to subsection 4.07(a) which did not result in a Class A Usage of Class D Required Subordinated Amount for such Tranche of Class A Notes on such Transfer Date; plus

(e)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub-Account for any Tranche of Class B Notes pursuant to subsection 4.07(b) which did not result in a Class A Usage of Class D Required Subordinated Amount for such Tranche of Class A Notes on such Transfer Date; plus

(f)    the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to pay any amount to the Servicer for such Tranche of Class A Notes pursuant to subsection 4.07(d) which did not result in a Class A Usage of Class D Required Subordinated Amount for such Tranche of Class A Notes on such Transfer Date; plus

(g)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to pay any amount to the Servicer for any Tranche of Class B Notes pursuant to subsection 4.07(e) which did not result in a Class A Usage of Class D Required Subordinated Amount for such Tranche of Class A Notes on such Transfer Date; minus

(h)    an amount (not to exceed the Class A Usage of Class C Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (g) above) equal to the sum of (x) the product of (A) a fraction, the numerator of which is the Class A Usage of Class C Required Subordinated Amount (prior to giving effect to any reimbursement of Class C Nominal Liquidation Amount Deficits on such Transfer Date) for that Tranche of Class A Notes and the denominator of which is the aggregate Class C Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class C Notes, times (B) the aggregate Nominal Liquidation Amount Deficits of all Class C Notes which are reimbursed on such Transfer Date pursuant to subsection 4.06(c) plus (y) if the aggregate Class A Usage of Class C Required Subordinated Amount (prior to giving effect to any reimbursement of Class C Nominal Liquidation Amount Deficits on such Transfer Date) for all Class A Notes exceeds the aggregate Class C Nominal Liquidation Amount Deficits of all Class C Notes (prior to giving effect to any reimbursement on such Transfer Date), the product of (A) a fraction, the numerator of which is the amount of such excess and the denominator of which is the aggregate Class D Nominal Liquidation Amount Deficits (prior to giving effect to any reimbursement of a Class D Nominal Liquidation Amount Deficit on such Transfer Date) of all Class D Notes, times (B) the aggregate amount of the Nominal Liquidation Amount

Deficits of any Tranche of Class D Notes (prior to giving effect to such reimbursement) which are reimbursed on such Transfer Date times (C) a fraction, the numerator of which is the Class A Usage of Class C Required Subordinated Amount of such Tranche of Class A Notes (prior to giving effect to such reimbursement) and the denominator of which is the Class A Usage of Class C Required Subordinated Amount for all Class A Notes (prior to giving effect to such reimbursement).

“Class A Usage of Class D Required Subordinated Amount” means, with respect to any Tranche of Outstanding Class D Notes, zero on the date of issuance of such Tranche and on any Transfer Date thereafter the Class A Usage of Class D Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class A Unused Subordinated Amount of Class D Notes for such Tranche of Class A Notes after giving effect to the previous clauses, if any):

(a)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class D Notes for such Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class D Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated on such Transfer Date to all Class D Notes pursuant to subsection 4.05(a); plus

(b)    the amount of Investor Charge-Offs initially allocated to that Tranche of Class A Notes pursuant to subsection 4.05(a) and then reallocated on such Transfer Date to Class D Notes pursuant to subsection 4.05(b); plus

(c)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated to Class B Notes pursuant to subsection 4.05(a) and then reallocated on such Transfer Date to Class D Notes pursuant to subsection 4.05(b); plus

(d)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class C Notes for that Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated to Class C Notes pursuant to subsection 4.05(a) and then reallocated on such Transfer Date to Class D Notes pursuant to subsection 4.05(b); plus

(e)    the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub-Account for that Tranche of Class A Notes pursuant to subsection 4.07(a); plus

(f)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub-Account for any Tranche of Class B Notes pursuant to subsection 4.07(b); plus

(g)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to the Interest Funding sub-Account for any Tranche of Class C Notes pursuant to subsection 4.07(c); plus

(h)    the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to pay any amount to the Servicer for such Tranche of Class A Notes pursuant to subsection 4.07(d); plus

(i)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class B Notes for that Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to pay any amount to the Servicer for any Tranche of Class B Notes pursuant to subsection 4.07(e); plus

(j)    an amount equal to the product of (A) a fraction, the numerator of which is the Class A Unused Subordinated Amount of Class C Notes for that Tranche of Class A Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such Transfer Date to pay any amount to the Servicer for any Tranche of Class C Notes pursuant to subsection 4.07(f); minus

(k)    an amount (not to exceed the Class A Usage of Class D Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (j) above) equal to the product of (A) a fraction, the numerator of which is the Class A Usage of Class D Required Subordinated Amount (prior to giving effect to any reimbursement of Class D Nominal Liquidation Amount Deficits on such Transfer Date) for that Tranche of Class A Notes and the denominator of which is the aggregate Class D Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class D Notes, times (B) the aggregate Nominal Liquidation Amount Deficits of all Class D Notes which are reimbursed on such Transfer Date pursuant to subsection 4.06(d).

“Class B Notes” means a Note specified in the applicable Terms Document to this Indenture Supplement as belonging to Class B.

“Class B Required Subordinated Amount” means, with respect to any Tranche of Class B Notes, the aggregate Nominal Liquidation Amount of Class C Notes or Class D Notes, as the case may be, as specified in the applicable Terms Document for such Tranche of Class B Notes, that is required to be outstanding and available on any date such Tranche of Class B Notes is Outstanding.

“Class B Unused Subordinated Amount of Class C Notes” means for any Tranche of Outstanding Class B Notes, with respect to any Transfer Date, an amount equal to the Class B Required Subordinated Amount of Class C Notes minus the Class B Usage of Class C Required Subordinated Amount, each as of such Transfer Date.

“Class B Unused Subordinated Amount of Class D Notes” means for any Tranche of Outstanding Class B Notes, with respect to any Transfer Date, an amount equal to the Class B Required Subordinated Amount of Class D Notes minus the Class B Usage of Class D Required Subordinated Amount, each as of such Transfer Date.

“Class B Usage of Class C Required Subordinated Amount” means, with respect to any Tranche of Outstanding Class B Notes, zero on the date of issuance of such Tranche and on any Transfer Date thereafter the Class B Usage of Class C Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes after giving effect to the previous clauses, if any):

(a)    an amount equal to the product of (A) a fraction, the numerator of which is the Class B Unused Subordinated Amount of Class C Notes for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated on such Transfer Date to Class C Notes pursuant to subsection 4.05(a) which did not result in a Class B Usage of Class D Required Subordinated Amount for such Tranche of Class B Notes on such Transfer Date; plus

(b)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the sum of (i) the aggregate amount of Investor Charge-Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class C Required Subordinated Amount plus (ii) the aggregate amount of Investor Charge-Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class B Required Subordinated Amount; plus

(c)    the amount of Investor Charge-Offs initially allocated to that Tranche of Class B Notes pursuant to subsection 4.05(a) and then reallocated on such date to Class C Notes pursuant to subsection 4.05(b); plus

(d)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such date to the Interest Funding sub-Account for any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes pursuant to subsection 4.07(a) which did not result in a Class B Usage of Class D Required Subordinated Amount for such Tranche of Class B Notes on such Transfer Date; plus

(e)    the amount of WFCardSeries Available Principal Amounts reallocated on such date to the Interest Funding sub-Account for that Tranche of Class B Notes pursuant to subsection 4.07(b) which did not result in a Class B Usage of Class D Required Subordinated Amount for such Tranche of Class B Notes on such Transfer Date; plus

(f)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes pursuant to subsection 4.07(d) which did not result in a Class B Usage of Class D Required Subordinated Amount for such Tranche of Class B Notes on such Transfer Date; plus

(g)    the amount of WFCardSeries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for that Tranche of Class B Notes pursuant to subsection 4.07(e) which did not result in a Class B Usage of Class D Required Subordination Amount on such Transfer Date; minus

(h)    an amount (not to exceed the Class B Usage of Class C Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (g) above) equal to the product of (A) a fraction, the numerator of which is the Class B Usage of Class C Required Subordinated Amount (prior to giving effect to any reimbursement of Class C Nominal Liquidation Amount Deficits on such Transfer Date) for that Tranche of Class B Notes and the denominator of which is the aggregate Class C Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class C Notes, times (B) the aggregate Nominal Liquidation Amount Deficits of all Class C Notes which are reimbursed on such date pursuant to subsection 4.06(c) plus (y) if the aggregate Class B Usage of Class C Required Subordinated Amount (prior to giving effect to any reimbursement of Class C Nominal Liquidation Amount Deficits on such Transfer Date) for all Class B Notes exceeds the aggregate Class C Nominal Liquidation

Amount Deficits of all Class C Notes (prior to giving effect to any reimbursement on such Transfer Date), the product of (A) a fraction, the numerator of which is the amount of such excess and the denominator of which is the aggregate Class D Nominal Liquidation Amount Deficits (prior to giving effect to any reimbursement of a Class D Nominal Liquidation Amount Deficit on such Transfer Date) of all Class D Notes, times (B) the aggregate amount of the Nominal Liquidation Amount Deficits of any Tranche of Class D Notes (prior to giving effect to such reimbursement) which are reimbursed on such Transfer Date times (C) a fraction, the numerator of which is the Class B Usage of Class C Required Subordinated Amount of such Tranche of Class B Notes (prior to giving effect to such reimbursement) and the denominator of which is the Class B Usage of Class C Required Subordinated Amount for all Class B Notes (prior to giving effect to such reimbursement).

“Class B Usage of Class D Required Subordinated Amount” means, with respect to any Tranche of Outstanding Class B Notes, zero on the date of issuance of such Tranche and on any Transfer Date thereafter the Class B Usage of Class D Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class B Unused Subordinated Amount of Class D Notes for such Tranche of Class B Notes after giving effect to the previous clauses, if any):

(a)    an amount equal to the product of (A) a fraction, the numerator of which is the Class B Unused Subordinated Amount of Class D Notes for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class D Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated on such Transfer Date to Class D Notes pursuant to subsection 4.05(a); plus

(b)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the sum of (i) the aggregate amount of Investor Charge-Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class D Required Subordinated Amount plus (ii) the aggregate amount of Investor Charge-Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class C Required Subordinated Amount plus (iii) the aggregate amount of Investor Charge-Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class B Notes that was included in Class A Usage of Class B Required Subordinated Amount; plus

(c)    the amount of Investor Charge-Offs initially allocated on such date to that Tranche of Class B Notes pursuant to subsection 4.05(a) and then reallocated on such date to Class D Notes pursuant to subsection 4.05(b); plus

(d)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated on such date to Class C Notes pursuant to subsection 4.05(a) and then reallocated on such date to Class D Notes pursuant to subsection 4.05(b); plus

(e)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such date to the Interest Funding sub-Account for any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes pursuant to subsection 4.07(a); plus

(f)    the amount of WFCardSeries Available Principal Amounts reallocated on such date to the Interest Funding sub-Account for that Tranche of Class B Notes pursuant to subsection 4.07(b); plus

(g)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such date to the Interest Funding sub-Account for any Tranche of Class C Notes pursuant to subsection 4.07(c); plus

(h)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class B Notes pursuant to subsection 4.07(d); plus

(i)    the amount of WFCardSeries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for that Tranche of Class B Notes pursuant to subsection 4.07(e); plus

(j)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class B Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class B Notes (as of the last day of the preceding Monthly

Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for any Tranche of Class C Notes pursuant to subsection 4.07(f); minus

(k)    an amount (not to exceed the Class B Usage of Class D Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (j) above) equal to the product of (A) a fraction, the numerator of which is the Class B Usage of Class D Required Subordinated Amount (prior to giving effect to any reimbursement of Class D Nominal Liquidation Amount Deficits on such Transfer Date) for that Tranche of Class B Notes and the denominator of which is the aggregate Class D Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class D Notes, times (B) the aggregate Nominal Liquidation Amount Deficits of all Class D Notes which are reimbursed on such date pursuant to subsection 4.06(d).

“Class C Notes” means a Note specified in the applicable Terms Document as belonging to Class C.

“Class C Required Subordinated Amount” means, with respect to any Tranche of Class C Notes, the aggregate Nominal Liquidation Amount of Class D Notes as specified in the applicable Terms Document for such Tranche of Class C Notes, that is required to be outstanding and available on any date such Tranche of Class C Notes is Outstanding.

“Class C Reserve Account” means the trust account designated as such and established pursuant to subsection 6.01(a).

“Class C Reserve sub-Account” has the meaning specified in subsection 6.01(a).

“Class C Unused Subordinated Amount of Class D Notes” means for any Tranche of Outstanding Class C Notes, with respect to any Transfer Date, an amount equal to the Class C Required Subordinated Amount of Class D Notes minus the Class C Usage of Class D Required Subordinated Amount, each as of such Transfer Date.

“Class C Usage of Class D Required Subordinated Amount” means, with respect to any Tranche of Outstanding Class C Notes, zero on the date of issuance of such Tranche and on any Transfer Date thereafter the Class C Usage of Class D Required Subordinated Amount as of the preceding date of determination plus the sum of the following amounts (in each case, such amount shall not exceed the Class C Unused Subordinated Amount of Class D Notes for such Tranche of Class C Notes after giving effect to the previous clauses, if any):

(a)    an amount equal to the product of (A) a fraction, the numerator of which is the Class C Unused Subordinated Amount of Class D Notes for that Tranche of Class C Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class D Notes (as of the last day of the preceding Monthly Period), times (B) the aggregate amount of Investor Charge-Offs initially allocated on such Transfer Date to Class D Notes pursuant to subsection 4.05(a); plus

(b)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class C Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the sum of (i) the aggregate amount of Investor Charge-Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class C Notes that was included in Class A Usage of Class D Required Subordinated Amount plus (ii) the aggregate amount of Investor Charge-Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class C Notes that was included in Class A Usage of Class C Required Subordinated Amount plus (iii) the aggregate amount of Investor Charge-Offs initially allocated on such date to any Class A Note that has a Class A Unused Subordinated Amount of Class C Notes that was included in Class A Usage of Class B Required Subordinated Amount; plus

(c)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class C Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the sum of (i) the aggregate amount of Investor Charge-Offs initially allocated on such date to any Class B Note that has a Class B Unused Subordinated Amount of Class C Notes that was included in Class B Usage of Class D Required Subordinated Amount plus (ii) the aggregate amount of Investor Charge-Offs initially allocated on such date to any Class B Note that has a Class B Unused Subordinated Amount of Class C Notes that was included in Class B Usage of Class C Required Subordinated Amount; plus

(d)    the amount of Investor Charge-Offs initially allocated on such date to that Tranche of Class C Notes pursuant to subsection 4.05(a) and then reallocated on such date to Class D Notes pursuant to subsection 4.05(b); plus

(e)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class C Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such date to the Interest Funding sub-Account for any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class C Notes pursuant to subsection 4.07(a); plus

(f)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class C Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such date to the Interest Funding sub-Account for any Tranche of Class B Notes that has a Class B Unused Subordinated Amount of Class C Notes pursuant to subsection 4.07(b); plus

(g)    the amount of WFCardSeries Available Principal Amounts reallocated on such date to the Interest Funding sub-Account for that Tranche of Class C Notes pursuant to subsection 4.07(c); plus

(h)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class C Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for any Tranche of Class A Notes that has a Class A Unused Subordinated Amount of Class C Notes, pursuant to subsection 4.07(d); plus

(i)    an amount equal to the product of (A) a fraction, the numerator of which is the Nominal Liquidation Amount for that Tranche of Class C Notes (as of the last day of the preceding Monthly Period) and the denominator of which is the aggregate Nominal Liquidation Amount of all Class C Notes (as of the last day of the preceding Monthly Period), times (B) the amount of WFCardSeries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for any Tranche of Class B Notes that has a Class B Unused Subordinated Amount of Class C Notes, pursuant to subsection 4.07(e); plus

(j)    the amount of WFCardSeries Available Principal Amounts reallocated on such date to pay any amount to the Servicer for that Tranche of Class C Notes pursuant to subsection 4.07(f); minus

(k)    an amount (not to exceed the Class C Usage of Class D Required Subordinated Amount after giving effect to the amounts computed pursuant to clauses (a) through (j) above) equal to the product of (A) a fraction, the numerator of which is the Class C Usage of Class D Required Subordinated Amount (prior to giving effect to any reimbursement of Class D Nominal Liquidation Amount Deficits on such Transfer Date) for that Tranche of Class C Notes and the denominator of which is the aggregate Class D Nominal Liquidation Amount Deficits (prior to giving effect to such reimbursement) of all Class D Notes, times (B) the aggregate Nominal Liquidation Amount Deficits of all Class D Notes which are reimbursed on such date pursuant to subsection 4.06(d).

“Class D Notes” means a Note specified in the applicable Terms Document as belonging to Class D.

“Class D Reserve Account” means the trust account designated as such and established pursuant to subsection 6.01(a).

“Class D Reserve sub-Account” has the meaning specified in subsection 6.01(a).

“Controlled Accumulation Amount” means, with respect to any Transfer Date for any Tranche of Notes with only one Expected Principal Payment Date, the amount defined in the related Terms Document; provided, however, that if the Accumulation Period Length with respect to such Tranche is determined to be less than twelve (12) months pursuant to subsection 4.10(b)(ii), the Controlled Accumulation Amount for any Transfer Date will be equal to (a) the Initial Dollar Principal Amount of such Tranche of Notes divided by (b) the Accumulation Period Length.

“Daily Principal Shortfall” means, on any date of determination, the excess of the Excess Available Principal Amounts Sharing Group One Monthly Principal Payment for the Monthly Period relating to such date over the month to date amount of Collections processed in respect of Principal Receivables for such Monthly Period allocable to Notes of all outstanding Series in Excess Available Principal Amounts Sharing Group One, not subject to reallocation, which are on deposit in the Collection Account on such date.

“Derivative Accrual Date” means, for any Monthly Period with respect to any Tranche of Notes which has a Performing Derivative Agreement for interest, the date in such Monthly Period corresponding numerically to the next payment date under the related Derivative Agreement following the end of the related Monthly Period.

“Distribution Date” means the fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

“Excess Available Funds” means, with respect to any Monthly Period, the aggregate amount of WFCardSeries Available Funds minus the sum of the amounts, without duplication, determined pursuant to subsections 4.01(a) through (d).

“Excess Available Principal Amounts Sharing Group One Monthly Principal Payment” means, with respect to any Monthly Period, for all Series in Excess Available Principal Sharing Group One (including WFCardSeries), the sum of the amounts of any targeted deposits into the Principal Funding Account with respect to such Monthly Period, pursuant to each applicable Indenture Supplement.

“Expected Principal Payment Date” with respect to any Tranche of Notes, has the meaning specified in the applicable Terms Document.

“Floating Investor Percentage” means, with respect to any date of determination during any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Available Funds Allocation Amount with respect to the WFCardSeries for such date and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the day immediately preceding the Closing Date), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Indenture) for allocations with respect to Finance Charge Receivables or Default Amounts, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an

Allocation Reset Date occurs, the denominator determined pursuant to clause (a) hereof shall be, on and after such date, the aggregate amount of Principal Receivables held by the Issuer as of the beginning of the day on such Allocation Reset Date (after adjusting for the aggregate amount of Principal Receivables, if any, transferred to or removed from the Issuer on such Allocation Reset Date).

“Indenture” has the meaning specified in the recitals hereto.

“Interest Funding Account” means the trust account designated as such and established pursuant to subsection 6.01(a).

“Interest Funding sub-Account” has the meaning specified in subsection 6.01(a).

“Interest Funding sub-Account Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Interest Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Investor Charge-Offs” means, with respect to any Transfer Date, the aggregate amount, if any, by which the sum of the WFCardSeries Investor Default Amounts, if any, for each day of the preceding Monthly Period exceeds the WFCardSeries Available Funds for such Transfer Date available after giving effect to subsections (a) and (b) of Section 4.01.

“Investor Percentage” means for any Monthly Period, (a) with respect to Finance Charge Receivables and Default Amounts, the Floating Investor Percentage and (b) with respect to Principal Receivables, the Principal Investor Percentage.

“Investor Servicing Fee” means, with respect to the WFCardSeries, the WFCardSeries Servicing Fee.

“Legal Maturity Date,” with respect to any Tranche of Notes, has the meaning specified in the applicable Terms Document.

“Nominal Liquidation Amount” means, with respect to any Tranche of Notes, the amount calculated pursuant to Section 4.16. The Nominal Liquidation Amount for the WFCardSeries will be the sum of the Nominal Liquidation Amounts of all of the Tranches of Notes of the WFCardSeries.

“Nominal Liquidation Amount Deficit” means, with respect to any Tranche of Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that Tranche over the Nominal Liquidation Amount of that Tranche.

“Participations” means, participations representing undivided interests in a pool of assets primarily consisting of receivables arising under revolving credit card accounts owned by WFBNA or any Affiliate of WFBNA and collections thereon.

“PFA Accumulation Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses), other than funds in the Principal Funding Account in connection with any Prefunding Target Amounts, for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“PFA Accumulation Earnings Shortfall” means, for any Transfer Date,

(a)    the aggregate of the PFA Accumulation Earnings Target for each Tranche of WFCardSeries Notes for such Transfer Date, minus

(b)    the PFA Accumulation Earnings for such period.

“PFA Accumulation Earnings Target” means, for any Transfer Date, with respect to any amount on deposit in a Principal Funding sub-Account (prior to giving effect to any deposits to be made on such date), other than any amount in connection with a Prefunding Target Amount, for a Tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Transfer Date to but excluding such Transfer Date if it had borne interest at the following rates:

(a)    in the case of a Tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that Tranche;

(b)    in the case of a Tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that Tranche;

(c)    in the case of a Tranche of Notes with a Performing Derivative Agreement for interest, at the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable); and

(d)    in the case of a Tranche of Notes with a non-Performing Derivative Agreement for interest, at the rate specified in the related Terms Document.

More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding sub-Account for a Tranche of Notes.

“PFA Prefunding Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) in connection with any Prefunding Target Amounts for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“PFA Prefunding Earnings Shortfall” means, for any Transfer Date,

(a)    the aggregate PFA Prefunding Earnings Targets for each Tranche of WFCardSeries Notes for such Transfer Date, minus

(b)    the PFA Prefunding Earnings for such period.

“PFA Prefunding Earnings Target” means, for any Transfer Date, with respect to any amount on deposit in a Principal Funding sub-Account in connection with a Prefunding Target Amount for a Tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Transfer Date to but excluding such Transfer Date if it had borne interest at the following rates:

(a)    in the case of a Tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest, at the rate of interest applicable to that Tranche;

(b)    in the case of a Tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that Tranche;

(c)    in the case of a Tranche of Notes with a Performing Derivative Agreement for interest, at the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable); and

(d)    in the case of a Tranche of Notes with a non-Performing Derivative Agreement for interest, at the rate specified in the related Terms Document.

More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding sub-Account for a Tranche of Notes.

“Prefunding Excess Amount” means, with respect to any Senior Class of Notes for any date, after giving effect to all issuances, allocations, deposits and payments with respect to that date, the aggregate amounts on deposit in the Principal Funding sub-Accounts of the Notes of that class that are in excess of the aggregate amount targeted to be on deposit in those Principal Funding sub-Accounts pursuant to Section 4.10.

“Prefunding Target Amount” means the amount calculated pursuant to Section 4.21.

“Principal Funding Account” means the trust account designated as such and established pursuant to subsection 6.01(a).

“Principal Funding sub-Account” has the meaning specified in subsection 6.01(a).

“Principal Funding sub-Account Amount” means, with respect to any Tranche of Notes as of any date, the amount on deposit in the Principal Funding sub-Account for such Tranche of Notes on such date.

“Principal Investor Percentage” means, with respect to any date of determination during any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Principal Allocation Amount with respect to the WFCardSeries for such date and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables determined as of the close of business on the last day of the prior Monthly Period (or, with respect to the first Monthly Period, the aggregate amount of Principal Receivables determined as of the close of business on the day preceding the Closing Date), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Indenture) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an Allocation Reset Date occurs, the denominator determined pursuant to clause (a) hereof shall be, on and after such date, the aggregate amount of Principal Receivables as of the beginning of the day on such (after adjusting for the aggregate amount of Principal Receivables, if any, added to or removed on such Allocation Reset Date).

“Receivables Sales Proceeds” means, with respect to any Tranche of Notes, the proceeds of the sale of Receivables with respect to such Tranche pursuant to Section 4.20. Receivables Sales Proceeds do not constitute Available Principal Amounts.

“Released Noteholder Collections” has the meaning specified in Section 3.03(c).

“Required Deposit Amount” means, with respect to the WFCardSeries Notes and with respect to any Transfer Date, the sum of (a) the Required Finance Charge Deposit Amount for the related Monthly Period as most recently determined, and (b) the Required Principal Deposit Amount for the related Monthly Period as most recently determined. To the extent any data needed to calculate the Required Deposit Amount is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Transfer Date). Without limiting the foregoing, (x) for the purpose of determining the amount to be deposited to the Interest Funding sub-Account for any Tranche of Notes that bears interest by reference to a benchmark index rate of interest on any Date of Processing on which the applicable indexed rate has not been determined, the applicable indexed rate shall be estimated based on the assumption that the indexed rate will equal the indexed rate as most recently used to calculate the accrual of interest for such Tranche, multiplied by 1.25, (y) for the purpose of determining the amount payable to the Servicer pursuant to Section 4.01(b) prior the end of the applicable Monthly Period, on each day, the Weighted Average Available Funds Allocation Amount for such Monthly Period shall be assumed to be the Available Funds Allocation Amount on such day (adjusted upwards to reflect any increase in the Available Funds Allocation Amount which the Issuer has reason to believe will be effected during such Monthly Period, if applicable), multiplied by 1.25, and (z) for the purposes of determining the aggregate WFCardSeries Default Amount for the related Monthly Period (other than the Monthly Period in which the first tranche of WFCardSeries Notes is issued), the WFCardSeries Default Amount shall be estimated based on the assumption that the WFCardSeries Default Amount for the Monthly Period will equal the WFCardSeries Default Amount for the prior Monthly Period multiplied by 1.25, with such adjustments as may be appropriate taking into consideration any change in the Nominal Liquidation Amount of the WFCardSeries Notes since the prior Transfer Date.

“Required Excess Available Funds” means, with respect to any Monthly Period, an amount equal to zero; provided, however, that the Issuer may, from time to time, change such amount (which will never be less than zero) upon (i) written notice to the Indenture Trustee,

(ii) satisfaction of the Rating Agency Condition with respect to such change and (iii) the Issuer reasonably believes that such change will not have an Adverse Effect.

“Required Finance Charge Deposit Amount” means, with respect to the WFCardSeries Notes and with respect to any Transfer Date, the sum of

(a)	the targeted deposits to the Interest Funding Account pursuant to Section 4.01(a) with respect to such Transfer Date and using the assumptions in the definition of Required Deposit Amount, if needed;

(b)	the amounts payable to the Servicer pursuant to Section 4.01(b) with respect to such Transfer Date and using the assumptions in the definition of Required Deposit Amount, if needed;

(c)	the sum of the WFCardSeries Investor Default Amounts, if any, for each day of the preceding Monthly Period and determined using the assumptions in the definition of Required Deposit Amount, if needed;

(d)	the Nominal Liquidation Amount Deficit with respect to such Transfer Date;

(e)	the targeted deposits to the Accumulation Reserve Account pursuant to Section 4.26 with respect to such Transfer Date;

(f)	targeted deposits to the Class C Reserve Account pursuant to Section 4.22 with respect to such Transfer Date;

(g)	targeted deposits to the Class D Reserve Account pursuant to Section 4.24 with respect to such Transfer Date;

(h)	the additional amounts specified in the Terms Document for any Tranche or class of WFCardSeries Notes with respect to such Transfer Dates; and

(i)

the amounts to be treated as Shared Excess Available Funds for allocation in accordance with Section 4.29 (determined using the same assumptions used in determining the Required Deposit Amount when determining any amounts needed by any other applicable Series) with respect to such Transfer Date.

“Required Principal Deposit Amount” means, with respect to the WFCardSeries Notes and with respect to any Transfer Date, the sum of

(a)

the amounts to be deposited into the relevant Interest Funding sub-Account pursuant to Section 4.07(a) with respect to such Transfer Date and determined using the assumptions in the definition of Required Deposit Amount, if needed;

(b)

the amounts to be deposited into the relevant Interest Funding sub-Account pursuant to Section 4.07(b) with respect to such Transfer Date and determined using the assumptions in the definition of Required Deposit Amount, if needed;

(c)

the amounts to be deposited into the relevant Interest Funding sub-Account pursuant to Section 4.07(c) with respect to such Transfer Date and determined using the assumptions in the definition of Required Deposit Amount, if needed;

(d)	the amounts payable to the Servicer pursuant to Section 4.07(d) with respect to such Transfer Date and determined using the assumptions in the definition of Required Deposit Amount, if needed;

(e)	the amounts payable to the Servicer pursuant to Section 4.07(e) with respect to such Transfer Date and determined using the assumptions in the definition of Required Deposit Amount, if needed;

(f)	the amounts payable to the Servicer pursuant to Section 4.07(f) with respect to such Transfer Date and determined using the assumptions in the definition of Required Deposit Amount, if needed;

(g)	the targeted deposits to the Principal Funding Account pursuant to Section 4.10 with respect to the related Monthly Period; and

(h)

the amounts to be treated as Shared Excess Available Principal Amounts for application in accordance with Section 4.30 (determined using the same assumptions used in determining the Required Deposit Amount when determining any amounts needed by any other applicable Series) with respect to such Transfer Date.

“Required Subordinated Amount” means, with respect to any Tranche of a Senior Class of Notes, the aggregate Nominal Liquidation Amount of a Subordinated Class of Notes, as specified in the applicable Terms Document for such Tranche of the Senior Class, that is required to be outstanding and available on any date the Senior Class is Outstanding.

“Senior Class” means (a) with respect to the Class B Notes, the Class A Notes, (b) with respect to the Class C Notes, the Class A Notes or Class B Notes, and (c) with respect to the Class D Notes, the Class A Notes, the Class B Notes or the Class C Notes.

“Series Available Funds Shortfall” means, with respect to any Transfer Date with respect to the WFCardSeries, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 4.01(a) through (d) for any Transfer Date over (b) the WFCardSeries Available Funds (excluding any amounts to be treated as WFCardSeries Available Funds pursuant to Section 4.29(a)) for such Transfer Date; provided, however, that the Issuer, when authorized by an Officer’s Certificate, may amend or otherwise modify this definition of Series Available Funds Shortfall, provided that the Rating Agency Condition is satisfied with respect to such amendment or modification.

“Series Available Principal Amounts Shortfall” means, with respect to any Transfer Date with respect to the WFCardSeries, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to subsections 4.07(a) through (g) for any Transfer Date over (b) the WFCardSeries Available Principal Amounts (excluding any amounts to be treated as WFCardSeries Available Principal Amounts pursuant to subsection 4.30(a)) for such Transfer Date; provided, however, that the Issuer, when authorized by an Officer’s Certificate, may amend or otherwise modify this definition of Series Available Principal Amount Shortfall, provided that the Rating Agency Condition is satisfied with respect to such amendment or modification.

“Series Early Redemption Event” with respect to the WFCardSeries, has the meaning specified in Section 5.01.

“Servicer Interchange” means (a) for any Transfer Date on which WFBNA is the Servicer, the lesser of (i) the amount of Interchange allocated to the WFCardSeries Noteholders pursuant to Subsection 3.01(a)(i), and (ii) the product of (A) the Weighted Average Available Funds Allocation Amount for the WFCardSeries for the immediately preceding Monthly Period and (B) one-twelfth of 0.75%, and (b) at all other times, $0.

“Shared Excess Available Funds” means, with respect to any Transfer Date with respect to any series of Notes, either (a) the amount of WFCardSeries Available Funds for such Transfer Date available after application in accordance with subsections 4.01(a) through (g), or (b) the amounts allocated to other series of Notes identified as an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One which the applicable Indenture Supplements for such series specify are to be treated as “Shared Excess Available Funds.”

“Shared Excess Available Principal Amounts” means, with respect to any Transfer Date with respect to any series of Notes in Excess Available Principal Amounts Sharing Group One, (a) the amount of WFCardSeries Available Principal Amounts for such Transfer Date available after application in accordance with subsections 4.07(a) through (g), and (b) the amounts allocated to other Series of Notes identified as an Excess Available Principal Amounts Sharing Series in Excess Available Principal Amounts Sharing Group One which the applicable Indenture Supplements for such series specify are to be treated as “Shared Excess Available Principal Amounts,” as applicable.

“Spot Exchange Rate” with respect to any Tranche of Notes, has the meaning specified in the applicable Terms Document.

“Subordinated Class” means (a) with respect to the Class A Notes, the Class B Notes, Class C Notes or Class D Notes, (b) with respect to the Class B Notes, the Class C Notes or Class D Notes, and (c) with respect to the Class C Notes, the Class D Notes.

“Targeted Interest Deposit Amount” means, with respect to the WFCardSeries Notes for any Transfer Date, the aggregate amount targeted to be deposited in the Interest Funding Account pursuant to Section 4.02 for such Transfer Date.

“Targeted Principal Deposit Amount” means, with respect to the WFCardSeries Notes for any Transfer Date, the aggregate amount targeted to be deposited in the Principal Funding Account pursuant to Section 4.10 for such Transfer Date.

“Terms Documents” means, with respect to the WFCardSeries Notes, the Terms Document specifying the terms of such WFCardSeries Notes.

“Unallocated Principal Collections” has the meaning specified in subsection 3.01(b).

“WFCardSeries Available Funds” means, with respect to any Transfer Date, the sum of (a) the amount of Collections with respect to Finance Charge Receivables allocated to the WFCardSeries pursuant to subsection 3.01(a)(i), plus (b) the amount of Interchange and Investment Earnings allocated to the WFCardSeries pursuant to Section 3.02, plus (c) any amounts to be treated as WFCardSeries Available Funds pursuant to subsections 4.04(a) and 4.20(d) plus (d) any amounts to be treated as WFCardSeries Available Funds pursuant to any Terms Document.

“WFCardSeries Available Principal Amounts” means the sum of (a) the amount of Collections with respect to Principal Receivables allocated to the WFCardSeries pursuant to subsections 3.01(a)(ii) and 3.01(b), (b) any amounts to be treated as WFCardSeries Available Principal Amounts pursuant to subsection 4.12(a) and (c) any amounts to be treated as WFCardSeries Available Principal Amounts pursuant to any Terms Document.

“WFCardSeries Investor Default Amount” means, with respect to any date of determination, the product of (a) the Default Amounts with respect to each such date of determination and (b) the Investor Percentage with respect to Default Amounts with respect to such date of determination.

“WFCardSeries Servicing Fee” means has the meaning specified in Section 7.01.

“WFCardSeries Net Servicing Fee” has the meaning specified in Section 7.01.

“WFCardSeries Net Servicing Fee Rate” means (a) so long as WFBNA is the Servicer, 1.25% per annum and (b) if WFBNA is no longer the Servicer, 2.00% per annum.

“WFCardSeries Servicing Fee” has the meaning specified in Section 7.01.

“WFCardSeries Servicing Fee Percentage” means 2.00%.

Section 1.02.    GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS INDENTURE SUPPLEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS INDENTURE SUPPLEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK

WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)    EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS INDENTURE SUPPLEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS INDENTURE SUPPLEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS INDENTURE SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE INDENTURE TRUSTEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE NOTES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE INDENTURE TRUSTEE. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 1.05 OF THE INDENTURE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION 1.02 SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM, THE PARTIES HERETO AND THE NOTEHOLDERS BY ACCEPTING THEIR INTEREST IN THE NOTES WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF,

CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS INDENTURE SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. NOTHING IN THIS SECTION 1.02 SHALL LIMIT THE RIGHTS OF ANY PERSON PURSUANT TO SECTION 2.10 OF THE TRANSFER AGREEMENT OR SECTION 6.03 OF THE RECEIVABLES PURCHASE AGREEMENT IN CONNECTION WITH A REQUEST RELATING TO THE REPURCHASE OF RECEIVABLES; PROVIDED, THAT, FOR THE AVOIDANCE OF DOUBT, THE PARTIES HERETO HEREBY AGREE THAT SECTION 2.10 OF THE TRANSFER AGREEMENT AND SECTION 6.03 OF THE RECEIVABLES PURCHASE AGREEMENT SHALL NOT APPLY TO THE INDENTURE TRUSTEE OR THE NOTE REGISTRAR, AND NONE OF THE INDENTURE TRUSTEE OR THE NOTE REGISTRAR SHALL BE OBLIGATED TO ARBITRATE ANY MATTER REGARDING ITS RIGHTS, DUTIES, PRIVILEGES, INDEMNITIES, PROTECTIONS, IMMUNITIES AND BENEFITS.

Section 1.03.    Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.04.    Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

Section 1.05.    Limitation on Liability. It is expressly understood and agreed by the parties hereto that (i) this Indenture Supplement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Indenture Supplement and by any Person claiming by, through or under them and (iv) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or any related documents.

ARTICLE II

THE NOTES

Section 2.01.    Creation, Designation, and Continuation.

(a)    There is hereby created a series of Notes issued pursuant to the Indenture and the Indenture Supplement to be known as “WFCardSeries” or the “WFCardSeries Notes”. The WFCardSeries Notes will be issued in four classes, the first of which shall be known as the “WFCardSeries Class A Notes,” the second of which shall be known as the “WFCardSeries Class B Notes,” the third of which shall be known as the “WFCardSeries Class C Notes” and the fourth of which shall be known as the “WFCardSeries Class D Notes.”

(b)    The WFCardSeries shall be an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One and shall not be in any other excess available funds sharing group.

(c)    The WFCardSeries shall be an Excess Available Principal Amounts Sharing Series in Excess Available Principal Amounts Sharing Group One and shall not be in any other excess available principal amounts sharing group.

(d)    The WFCardSeries shall not be subordinated to any other series of Notes.

Section 2.02.    New Issuances of Notes. The Issuer may issue new Tranches of Notes (including additional Notes of an Outstanding Tranche) to be included in the WFCardSeries, so long as the following conditions precedent are satisfied:

(i)    on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and the Note Registrar a Terms Document relating to the applicable Tranche of Notes;

(ii)    if the issuance of Notes results in an increase in the targeted deposit amount of any Class C Reserve sub-Account of a Tranche of Class C Notes or any Class D Reserve sub-Account of a Tranche of Class D Notes, on such issuance date the Issuer will have funded such increase with a cash deposit to such Class C Reserve sub-Account or Class D Reserve sub-Account, as applicable;

(iii)    the conditions specified in Section 3.10 of the Indenture and Section 2.03 of this Indenture Supplement, as applicable, are satisfied; and

(iv)    any other conditions specified in the related Terms Document.

Section 2.03.    Required Subordinated Amount Conditions to Issuance of a Tranche of a Senior Class of Notes.

(a)    Class A Required Subordinated Amount of Class B Notes – Class A Issuance. On the issuance date of a Tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class B Notes for such Tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class B Notes for such Tranche of Class A Notes. For purposes of this subsection 2.03(a), the available subordinated amount of Class B Notes for such Tranche of Class A Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)    the aggregate Nominal Liquidation Amount of all Tranches of Class B Notes which are Outstanding on that date; minus

(ii)    the aggregate Class A Required Subordinated Amount of Class B Notes for all other Tranches of Class A Notes which are Outstanding on that date.

(b)    Class A Required Subordinated Amount of Class C Notes – Class A Issuance. On the issuance date of a Tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such Tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class C Notes for such Tranche of Class A Notes. For purposes of this subsection 2.03(b), the available subordinated amount of Class C Notes for such Tranche of Class A Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)    the aggregate Nominal Liquidation Amount of all Tranches of Class C Notes which are Outstanding on that date; minus

(ii)    the aggregate Class A Required Subordinated Amount of Class C Notes for all other Tranches of Class A Notes which are Outstanding on that date.

(c)    Class A Required Subordinated Amount of Class D Notes – Class A Issuance. On the issuance date of a Tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class D Notes for such Tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class D Notes for such Tranche of Class A Notes. For purposes of this subsection 2.03(c), the available subordinated amount of Class D Notes for such Tranche of Class A Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)    the aggregate Nominal Liquidation Amount of all Tranches of Class D Notes which are Outstanding on that date; minus

(ii)    the aggregate Class A Required Subordinated Amount of Class D Notes for all other Tranches of Class A Notes which are Outstanding on that date.

(d)    Class B Required Subordinated Amount of Class C Notes – Class B Issuance. On the issuance date of a Tranche of Class B Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such Tranche of Class B Notes must be at least equal to the Class B Required Subordinated Amount of Class C Notes for such Tranche of Class B Notes. For purposes of this subsection 2.03(d), the available subordinated amount of Class C Notes for such Tranche of Class B Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)    the aggregate Nominal Liquidation Amount of all Tranches of Class C Notes which are Outstanding on that date; minus

(ii)    the sum of (A) the aggregate Class B Required Subordinated Amount of Class C Notes for all other Tranches of Class B Notes which are Outstanding on that date plus (B) the aggregate Class A Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes for which the Class A Required Subordinated Amount of Class B Notes is equal to zero which are Outstanding on that date.

(e)    Class B Required Subordinated Amount of Class C Notes – Class A Issuance. On the issuance date of a Tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for all Tranches of Class B Notes must be at least equal to the aggregate Class B Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes which are Outstanding on that date. For purposes of this subsection 2.03(e), the available subordinated amount of Class C Notes for all Tranches of Class B Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)    the aggregate Nominal Liquidation Amount of all Tranches of Class C Notes which are Outstanding on that date; minus

(ii)    the aggregate Class A Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes for which the Class A Required Subordinated Amount of Class B Notes is equal to zero which are Outstanding on that date.

(f)    Class B Required Subordinated Amount of Class D Notes – Class B Issuance. On the issuance date of a Tranche of Class B Notes, immediately after giving effect to such issuance, the available subordinated amount of Class D Notes for such Tranche of Class B Notes must be at least equal to the Class B Required Subordinated Amount of Class D Notes for such Tranche of Class B Notes. For purposes of this subsection 2.03(f), the available subordinated amount of Class D Notes for such Tranche of Class B Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)    the aggregate Nominal Liquidation Amount of all Tranches of Class D Notes which are Outstanding on that date; minus

(ii)    the sum of (A) the aggregate Class B Required Subordinated Amount of Class D Notes for all other Tranches of Class B Notes which are Outstanding on that date plus (B) the aggregate Class A Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes for which the Class A Required Subordinated Amount of Class B Notes is equal to zero which are Outstanding on that date.

(g)    Class B Required Subordinated Amount of Class D Notes – Class A Issuance. On the issuance date of a Tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class D Notes for all Tranches of Class B Notes must be at least equal to the Class B Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes which are Outstanding on that date. For purposes of this subsection 2.03(g), the available subordinated amount of Class D Notes for all Tranches of Class B Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)    the aggregate Nominal Liquidation Amount of all Tranches of Class D Notes which are Outstanding on that date; minus

(ii)    the sum of (A) the aggregate Class B Required Subordinated Amount of Class D Notes for all other Tranches of Class B Notes which are Outstanding on that date plus (B) the aggregate Class A Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes for which the Class A Required Subordinated Amount of Class B Notes is equal to zero which are Outstanding on that date.

(h)    Class C Required Subordinated Amount of Class D Notes – Class C Issuance. On the issuance date of a Tranche of Class C Notes, immediately after giving effect to such issuance, the available subordinated amount of Class D Notes for such Tranche of Class C Notes must be at least equal to the Class C Required Subordinated Amount of Class D Notes for such Tranche of Class C Notes. For purposes of this subsection 2.03(h), the available subordinated amount of Class D Notes for such Tranche of Class C Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

(i)    the aggregate Nominal Liquidation Amount of all Tranches of Class D Notes which are Outstanding on that date; minus

(ii)    the aggregate Class C Required Subordinated Amount of Class D Notes for all other Tranches of Class C Notes which are Outstanding on that date.

(i)    Class C Required Subordinated Amount of Class D Notes – Class B Issuance. On the issuance date of a Tranche of Class B Notes, immediately after giving effect to such issuance, the available subordinated amount of Class D Notes for all Tranches of Class C Notes must be at least equal to the Class C Required Subordinated Amount of Class D Notes for

all Tranches of Class C Notes. For purposes of this subsection 2.03(i), the available subordinated amount of Class D Notes for all Tranches of Class C Notes as of any date means the aggregate Nominal Liquidation Amount of all Tranches of Class D Notes which are Outstanding on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date.

(j)    Class C Required Subordinated Amount of Class D Notes – Class A Issuance. On the issuance date of a Tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class D Notes for all Tranches of Class C Notes must be at least equal to the Class C Required Subordinated Amount of Class D Notes for all Tranches of Class C Notes. For purposes of this subsection 2.03(j), the available subordinated amount of Class D Notes for all Tranches of Class C Notes as of any date means the aggregate Nominal Liquidation Amount of all Tranches of Class D Notes which are Outstanding on that date, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date.

Section 2.04.    Reports. Not later than the Determination Date preceding each Payment Date, the Issuer shall deliver or cause the Servicer to deliver to the Note Registrar, and the Indenture Trustee (with a copy to each Note Rating Agency), a statement substantially in the form of Exhibit B as the Monthly Noteholders’ Statement required to be delivered pursuant to Section 9.06 of the Indenture; provided that the Issuer may amend the form of Exhibit B from time to time; provided, further, that no such amendment to the form of Monthly Noteholders’ Statement shall be effective to the extent that it has the effect of impairing the ability of the Indenture Trustee to make timely distributions and allocations in accordance with the terms of the Indenture or any Indenture Supplement.

ARTICLE III

ALLOCATIONS

Section 3.01.    Allocations.

(a)    Allocations. The Issuer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, cause to be allocated to the WFCardSeries Noteholders the following amounts as set forth below:

(i)    An amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections (other than Interchange and Investment Earnings) processed in respect of Finance Charge Receivables on such Date of Processing. Such amount shall be treated as a portion of WFCardSeries Available Funds and shall be applied pursuant to Section 4.01. All amounts of Interchange and Investment Earnings to be treated as Collections of Finance Charge Receivables with respect to each Monthly Period shall be allocated and applied pursuant to Section 3.02.

(ii)    An amount equal to the product of (A) the Principal Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing and, of such amounts:

(A)    cause to be retained in the Collection Account an amount equal to the Daily Principal Shortfall to be treated as WFCardSeries Available Principal Amounts with respect to the related Transfer Date to be applied pursuant to Section 4.07;

(B)    cause to be retained in the Collection Account an amount equal to the Daily Principal Amount for such day for all WFCardSeries Class D Notes, Class C Notes and Class B Notes to be treated as WFCardSeries Available Principal Amounts with respect to the related Transfer Date to be applied pursuant to Section 4.07.

(C)     cause to be withdrawn from the Collection Account and cause to be paid to the Holder of the Transferor Interest an amount equal to any excess remaining after the application of subsections 3.01(a)(ii)(A) and 3.01(a)(ii)(B); provided, however, that the amount to be paid to the Holder of the Transferor Interest pursuant to this subsection 3.01(a)(ii)(C) with respect to any Date of Processing shall be paid to the Holder of the Transferor Interest if, and only to the extent that, the Transferor Interest on such Date of Processing is equal to or greater than the Minimum Transferor Interest on such Date of Processing (after giving effect to the inclusion of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 5.02(b) of the Indenture, this subsection 3.01(a)(ii)(C), Section 3.03, and any other payments of principal amounts to the Holder of the Transferor Interest) and otherwise such Collections shall be considered Unallocated Principal Collections, withdrawn from the Collection Account and deposited into the Excess Funding Account to be applied pursuant to subsection 3.01(b).

(b)    Unallocated Principal Collections. Any Collections in respect of Principal Receivables not paid to the Holder of the Transferor Interest because of the limitations contained in subsection 5.02(b) of the Indenture, subsection 3.01(a)(ii)(C), or subsection 3.03(c) (together, “Unallocated Principal Collections”) shall be held in the Excess Funding Account and, except as provided in the following sentence, shall be paid to the Holder of the Transferor Interest pursuant to subsection 5.02(b)(ii) of the Indenture. For each Transfer Date with respect to any Note Accumulation Period, an amount equal to the sum of (i) any amounts on deposit in the Excess Funding Account because of limitations contained in subsection 3.01(a)(ii)(C) or subsection 3.03(c), plus (ii) the product of (A) any amounts on deposit in the Excess Funding Account because of the limitations contained in subsection 5.02(b) of the Indenture times (B) a fraction, the numerator of which is the Weighted Average Available Funds Allocation Amount of all WFCardSeries Notes in a Note Accumulation Period during the immediately preceding Monthly Period and the denominator of which is the Weighted Average Available Funds Allocation Amount of all Notes in a Note Accumulation Period during such immediately preceding

Monthly Period, shall be, to the extent needed, withdrawn from the Excess Funding Account and included in the WFCardSeries Available Principal Amounts which, to the extent available, shall be applied pursuant to Section 4.07 on such Transfer Date as though such amounts were Collections of Principal Receivables processed on the last day of the preceding Monthly Period.

Section 3.02.    Allocation of Interchange; Allocation of Investment Earnings.

(a)    The Issuer shall, prior to the close of business on each Date of Processing, cause to be allocated to the WFCardSeries Noteholders an amount of Interchange equal to the product of (i) the aggregate amount of Interchange deposited into the Collection Account with respect to such Date of Processing and (ii) a fraction, the numerator of which is the Weighted Average Available Funds Allocation Amount for the WFCardSeries for such immediately preceding Monthly Period and the denominator of which is the Weighted Average Available Funds Allocation Amount for all Series for such immediately preceding Monthly Period. Such amount of Interchange allocated to the WFCardSeries Noteholders shall be deposited into the Collection Account to be treated as a portion of WFCardSeries Available Funds for the immediately preceding Monthly Period and shall be applied pursuant to Section 4.01.

(b)    The Issuer shall, prior to the close of business on each Transfer Date, cause to be allocated to the WFCardSeries Noteholders an amount of Investment Earnings equal to the product of (i) the aggregate amount of Investment Earnings with respect to the immediately preceding Monthly Period on deposit in the Collection Account and (ii) a fraction, the numerator of which is the Weighted Average Available Funds Allocation Amount for the WFCardSeries for such immediately preceding Monthly Period and the denominator of which is the Weighted Average Available Funds Allocation Amount for all Series for such immediately preceding Monthly Period. Such amount of Investment Earning allocated to the WFCardSeries Noteholders shall be retained in the Collection Account to be treated as a portion of WFCardSeries Available Funds for the immediately preceding Monthly Period and shall be applied pursuant to Section 4.01.

Section 3.03.    Required Deposit Limitations.

(a)    Notwithstanding anything to the contrary contained in the Indenture or this Indenture Supplement, the Issuer will only be required to retain in the Collection Account amounts up to the Required Deposit Amount for the succeeding Transfer Date. If, at any time prior to the applicable Transfer Date, the amount of Collections with respect to Finance Charge Receivables deposited and retained in the Collection Account exceeds the Required Finance Charge Deposit Amount for the applicable Transfer Date, the Issuer may immediately cause to be withdrawn such excess Collections with respect to Finance Charge Receivables from the Collection Account and immediately cause to be paid such excess to the Holder of the Transferor Interest. If, at any time prior to the applicable Transfer Date, the amount of Collections with respect Principal Receivables deposited and retained in the Collection Account exceeds the Required Principal Deposit Amount for the applicable Transfer Date, then, subject to subsection 3.03(c), the Issuer may immediately cause to be withdrawn such excess Collections with respect to Principal Receivables from the Collection Account and immediately cause to be paid such excess to the Holder of the Transferor Interest.

(b)    If on any Business Day the Issuer determines that the Required Finance Charge Deposit Amount or the Required Principal Deposit Amount for the succeeding Transfer Date is less than the Required Finance Charge Deposit Amount or the Required Principal Deposit Amount as previously calculated by the Issuer, then the Issuer, to the extent permitted to do so pursuant to subsection 3.03(a), may cause to be withdrawn excess Collections with respect to Finance Charge Receivables or Principal Receivables from the Collection Account and cause to be paid such excess funds to the Holder of the Transferor Interest, subject, with respect to amounts relating to Principal Receivables, to subsection 3.03(c). If, on any Business Day, the Servicer on behalf of the Issuer determines that either the Required Finance Charge Deposit Amount or the Required Principal Deposit Amount, in each case, for such Monthly Period is greater than such amount as previously calculated by the Servicer, then the Servicer shall notify the Indenture Trustee, and for all Dates of Processing remaining in such Monthly Period on or after such determination, the Issuer shall cause to be retained in the Collection Account such Collections with respect to Finance Charge Receivables and Principal Receivables as allocated pursuant to Section 3.01 until additional Collections are no longer required to be retained in the Collection Account pursuant to subsection 3.03(a), using such new Required Finance Charge Deposit Amount and Required Principal Deposit Amount, as applicable.

(c)    Any Collections with respect to Principal Receivables eligible for distribution to the Holder of the Transferor Interest pursuant to subsection 3.03(a) or 3.03(b) (such Collections, “Released Noteholder Collections”) shall be distributed to the Holder of the Transferor Interest if, and only to the extent that, the Transferor Interest on such date is equal to or greater than the Minimum Transferor Interest on such date (after giving effect to the inclusion of all Receivables created on or prior to such date and the application of payments referred to in subsection 5.02(b) of the Indenture, subsection 3.01(a)(ii)(C), this Section 3.03 and all other payments of principal amounts of the Holder of the Transferor Interest); otherwise, such Collections shall be considered Unallocated Principal Collections, withdrawn from the Collection Account and deposited into the Excess Funding Account to be applied pursuant to subsection 3.01(b).

(d)    For the avoidance of doubt, the Holder of the Transferor Interest shall have no obligation to deposit Released Noteholder Collections previously paid to the Holder of the Transferor Interest, and Noteholders shall have no claim to Released Noteholder Collections.

ARTICLE IV

FURTHER ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 4.01.    Allocations of WFCardSeries Available Funds. Prior to the close of business on each Transfer Date, the Issuer will direct the Indenture Trustee to withdraw from the Collection Account, via delivery of the related Monthly Noteholder Statement, the amount of Collections allocated to the WFCardSeries Noteholders with respect to the related Monthly Period pursuant to subsection 3.01(a)(i), together with the other amounts of WFCardSeries Available Funds with respect to the related Monthly Period, and shall direct the Indenture Trustee to apply the WFCardSeries Available Funds with respect to such Monthly Period as follows:

(a)    first, to make the targeted deposits to the Interest Funding Account pursuant to Section 4.02;

(b)    second, to pay the sum of (i) the Servicer Interchange, plus (ii) the WFCardSeries Net Servicing Fee plus (iii) any previously due and unpaid WFCardSeries Net Servicing Fee to the Servicer;

(c)    third, to be treated as WFCardSeries Available Principal Amounts for application in accordance with Section 4.07 in an amount equal to the sum of the WFCardSeries Investor Default Amounts, if any, for each day of the preceding Monthly Period;

(d)    fourth, to be treated as WFCardSeries Available Principal Amounts for application in accordance with Section 4.07 in an amount equal to the Nominal Liquidation Amount Deficit, if any;

(e)    fifth, to make the targeted deposit to the Accumulation Reserve Account, if any, pursuant to Section 4.26;

(f)    sixth, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 4.22;

(g)    seventh, to make the targeted deposit to the Class D Reserve Account, if any, pursuant to Section 4.24;

(h)    eighth, to make any other payment or deposit required by the Terms Documents of any class or Tranche of WFCardSeries Notes;

(i)    ninth, to be treated as Shared Excess Available Funds for application in accordance with Section 4.29; and

(j)    tenth, to, or at the direction of, the Issuer.

Section 4.02.    Targeted Deposits to the Interest Funding Account. The aggregate amount of WFCardSeries Available Funds targeted to be deposited into the Interest Funding Account pursuant to subsection 4.01(a) on each Transfer Date is equal to the sum of the amounts set forth below. A single Tranche of Notes may be entitled to more than one of the following targeted deposits on any Transfer Date. The targeted deposit on any Transfer Date will also include any shortfall in the targeted deposit with respect to any prior Transfer Date which has not been previously deposited.

(a)    Specified Deposits. If the Terms Document for a Tranche of Notes specifies a deposit to be made to the Interest Funding sub-Account for that Tranche, the deposit targeted for that Tranche of Notes with respect to that Transfer Date is such specified amount.

(b)    Interest Payments. The deposit targeted for any Tranche of Outstanding Interest-bearing Notes on each Transfer Date will be equal to the amount of interest accrued on the Outstanding Dollar Principal Amount of that Tranche of Notes during the period from and including the Monthly Interest Accrual Date in the prior Monthly Period to but excluding the Monthly Interest Accrual Date in the current Monthly Period.

(c)    Amounts Owed to Derivative Counterparties. If a Tranche of Outstanding Notes or foreign currency Notes that has a Performing or non-Performing Derivative Agreement for interest provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that Tranche of Notes on each Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the related Terms Document.

(d)    Discount Notes. The deposit targeted for a Tranche of Outstanding Discount Notes on each Transfer Date is equal to the amount of accretion of principal of that Tranche of Notes from the Monthly Principal Accrual Date in the related Monthly Period (or in the case of the first Transfer Date with respect to any Tranche of Notes, from the date of issuance of that Tranche of Notes) to but excluding the Monthly Principal Accrual Date for the next month.

(e)    Additional Interest. Unless otherwise specified in the applicable Terms Document, the deposit targeted for any Tranche of Outstanding Notes (other than Discount Notes) for any month that has previously due and unpaid interest will include the interest accrued on that overdue interest from and including the Monthly Interest Accrual Date in that month to but excluding the Monthly Interest Accrual Date next following that month at the rate of interest applicable to the principal of that Tranche during that period.

Section 4.03.    Allocations of WFCardSeries Available Funds to Interest Funding Sub-Accounts. The aggregate amount to be deposited to the Interest Funding Account pursuant to subsection 4.01(a) for each Monthly Period will be caused to be allocated by the Issuer, and a portion deposited into the Interest Funding sub-Account for each Tranche of Notes, as follows:

(a)    WFCardSeries Available Funds at Least Equal to Targeted Amounts. If the amount of funds available for a Monthly Period pursuant to Section 4.01 is at least equal to the aggregate amount of the deposits and payments targeted by Section 4.02, then the full amount of each such deposit and payment will be made to the applicable Interest Funding sub-Accounts.

(b)    WFCardSeries Available Funds Are Less than Targeted Amounts. If the amount of funds available for a Monthly Period pursuant to Section 4.01 is less than the aggregate amount of the deposits targeted by Section 4.02, then the amount available will be caused to be allocated by the Issuer to each Tranche of Notes as follows:

(i)    first, to each Tranche of Class A Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 4.02 with respect to that Tranche of Class A Notes, to (B) the aggregate amount of the deposits targeted by Section 4.02 with respect to all Tranches of Class A Notes, and

(ii)    second, to each Tranche of Class B Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 4.02 with respect to that Tranche of Class B Notes, to (B) the aggregate amount of the deposits targeted by Section 4.02 with respect to all Tranches of Class B Notes, and

(iii)    third, to each Tranche of Class C Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 4.02 with respect to that Tranche of Class C Notes, to (B) the aggregate amount of the deposits targeted by Section 4.02 with respect to all Tranches of Class C Notes, and

(iv)    fourth, to each Tranche of Class D Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 4.02 with respect to that Tranche of Class D Notes, to (B) the aggregate amount of the deposits targeted by Section 4.02 with respect to all Tranches of Class D Notes

Section 4.04.    Amounts to Be Treated as WFCardSeries Available Funds; Payments Received from Derivative Counterparties for Interest in Foreign Currencies; Other Deposits to the Interest Funding Sub-Accounts. The following deposits and payments will be made on the following dates:

(a)    Amounts to Be Treated as WFCardSeries Available Funds. In addition to Available Funds allocated to the WFCardSeries pursuant to subsection 3.01(a)(i), the following amounts shall be treated as WFCardSeries Available Funds for application in accordance with this Article IV for any Monthly Period:

(i)    PFA Accumulation Earnings Shortfall. The aggregate amount withdrawn from the Accumulation Reserve Account pursuant to subsection 4.27(a) will be treated as WFCardSeries Available Funds for such Monthly Period.

(ii)    PFA Prefunding Earnings Shortfall. On or prior to each Transfer Date, the Issuer will calculate the PFA Prefunding Earnings Shortfall (if any) for the Principal Funding sub-Account for each Tranche of Notes. If there is any PFA Prefunding Earnings Shortfall for any Principal Funding sub-Account for that Transfer Date, or any unpaid PFA Prefunding Earnings Shortfall for any Principal Funding sub-Account from any earlier Transfer Date, in each case for any Tranche of Notes, the Issuer will notify the Transferor and the Servicer of such amount for the purpose of calculating the amount to be deposited to the applicable interest funding account(s) pursuant to subsection 5.03(b) of the Indenture. On each Transfer Date, the Issuer will treat as WFCardSeries Available Funds the amount allocated to WFCardSeries and deposited into the Interest Funding Account for WFCardSeries with respect to each Principal Funding sub-Account, if any, pursuant to subsection 5.03(b) of the Indenture.

(iii)    Dollar Payments from Derivative Counterparties for Interest. Dollar payments received under Derivative Agreements for interest for any Tranche of Notes will be treated as WFCardSeries Available Funds.

(iv)    Sub-Account Earnings. Any PFA Accumulation Earnings, any PFA Prefunding Earnings, any Accumulation Reserve sub-Account Earnings and any Interest Funding sub-Account Earnings for any Transfer Date will be treated as WFCardSeries Available Funds for such Transfer Date.

(v)    Shared Excess Available Funds. Any Shared Excess Available Funds allocable to the WFCardSeries will be treated as WFCardSeries Available Funds pursuant to subsection 4.29(a).

(vi)    Other Amounts. This Indenture Supplement or the Terms Document for any Tranche of Notes may include additional amounts which are to be treated as WFCardSeries Available Funds for any Transfer Date.

(b)    Payments Received from Derivative Counterparties. Payments received under Derivative Agreements for Notes with interest payable in foreign currencies will be applied as specified in the applicable Terms Document.

(c)    Other Deposits to the Interest Funding Sub-Accounts.

(i)    Class C Reserve Account. Withdrawals made from the Class C Reserve Account pursuant to subsection 4.23(a) will be deposited into the applicable Interest Funding sub-Account on the Transfer Date.

(ii)    Class D Reserve Account. Withdrawals made from the Class D Reserve Account pursuant to subsection 4.25(a) will be deposited into the applicable Interest Funding sub-Account on the Transfer Date.

(iii)    Receivables Sales Proceeds. Receivables Sales Proceeds received by the Issuer pursuant to subsection 4.20(c)(ii) for any Tranche of Notes will be deposited into the applicable Interest Funding sub-Account on the date of receipt by the Issuer.

(iv)    Other Amounts. This Indenture Supplement or the Terms Document for any Tranche may include additional amounts which are to be deposited into the applicable Interest Funding sub-Account on the Transfer Date.

Section 4.05.    Allocations of Reductions from Investor Charge-Offs to the Nominal Liquidation Amount of Subordinated Classes. On each Transfer Date when there is an Investor Charge-Off with respect to the related Monthly Period, that reduction will be caused to be allocated by the Issuer (and reallocated) on that date to each Tranche of Notes as set forth in this Section 4.05.

(a)    Initially, the amount of such Investor Charge-Off will be caused to be allocated by the Issuer to each Tranche of Outstanding Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such Tranche for such Monthly Period to the Weighted Average Available Funds Allocation Amount for the WFCardSeries for such Monthly Period.

(b)    Immediately afterwards, the amount of Investor Charge-Offs allocated to the Class A Notes pursuant to clause (a) will be reallocated to the Class D Notes subject to the limitations set forth in clauses (c) and (f), the amount of Investor Charge-Offs allocated to the Class A Notes pursuant to clause (a) and not reallocated to the Class D Notes due to the limitations set forth in clauses (c) and (f) will be reallocated to the Class C Notes subject to the limitations set forth in clauses (c) and (f), and the amount of Investor Charge-Offs allocated to the Class A Notes pursuant to clause (a) and not reallocated to the Class C Notes due to the limitations set forth in clauses (c) and (f) will be reallocated to the Class B Notes subject to the limitations set forth in clauses (c) and (f). Immediately after giving effect to the preceding sentence, the aggregate amount of Investor Charge-Offs allocated to the Class B Notes pursuant to clause (a) or reallocated to the Class B Notes pursuant to the preceding sentence will be reallocated to the Class D Notes subject to the limitations set forth in clauses (d) and (f) and the amount of Investor Charge-Offs allocated to the Class B Notes pursuant to clause (a) and not reallocated to the Class D Notes due to the limitation set forth in clauses (d) and (f) will be reallocated to the Class C Notes subject to the limitations set forth in clauses (d) and (f). Immediately after giving effect to the preceding sentence, the aggregate amount of Investor Charge-Offs allocated to the Class C Notes pursuant to clause (a) or reallocated to the Class C Notes pursuant to the preceding sentence will be reallocated to the Class D Notes subject to the limitations set forth in clauses (e) and (f). Any amount of Investor Charge-Offs which cannot be reallocated from a Senior Class to a Subordinated Class due to the limitations in clauses (c), (d), (e) and (f) will reduce the Nominal Liquidation Amount of the related senior Tranche of Notes.

(c)    (i) The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class A Notes to the Class D Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that Tranche of Class A Notes to the Class D Notes, that Tranche’s Class A Usage of Class D Required Subordinated Amount (computed before giving effect to any reallocations of Investor Charge-Offs from any Class C Notes, any reallocations of Investor Charge-Offs from any Class B Notes and any reallocation of WFCardSeries Available Principal Amounts on such date) will not exceed that Tranche’s Class A Required Subordinated Amount of Class D Notes.

(ii)    The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class A Notes to the Class C Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that Tranche of Class A Notes to the Class C Notes, that Tranche’s Class A Usage of Class C Required Subordinated Amount (computed before giving effect to any reallocations of Investor Charge-Offs from any Class B Notes and any reallocation of WFCardSeries Available Principal Amounts on such date) will not exceed that Tranche’s Class A Required Subordinated Amount of Class C Notes.

(iii)    The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class A Notes to the Class B Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that Tranche of Class A Notes to the Class B Notes, that Tranche’s Class A Usage of Class B Required Subordinated Amount (computed before giving effect to any reallocations of WFCardSeries Available Principal Amounts on such date) will not exceed that Tranche’s Class A Required Subordinated Amount of Class B Notes.

(d)    (i) The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class B Notes to the Class D Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that Tranche of Class B Notes to the Class D Notes and reallocations from any tranche of Class A Notes to any Tranche of Class D Notes, that Tranche’s Class B Usage of Class D Required Subordinated Amount (computed before giving effect to any reallocations of Investor Charge-Offs from any Class C Notes and any reallocation of WFCardSeries Available Principal Amounts on such date) will not exceed that Tranche’s Class B Required Subordinated Amount of Class D Notes.

(ii)    The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class B Notes to the Class C Notes is subject to the limitation that after giving effect to clause (a) and to such reallocation from that Tranche of Class B Notes to the Class C Notes and reallocations from any Tranche of Class A Notes to any Tranche of Class C Notes, that Tranche’s Class B Usage of Class C Required Subordinated Amount (computed before giving effect to any reallocations of WFCardSeries Available Principal Amounts on such date) will not exceed that Tranche’s Class B Required Subordinated Amount of Class C Notes.

(e)    The reallocation in clause (b) of Investor Charge-Offs from any Tranche of Class C Notes to the Class D Notes is subject to the limitation that after giving effect to clause (a) and such reallocation from that Tranche of Class C Notes, reallocations from any Tranche of Class A Notes to any Tranche of Class D Notes and reallocations from any Tranche of Class B Notes, that Tranche’s Class C Usage of Class D Required Subordinated Amount (computed before giving effect to any reallocations of WFCardSeries Available Principal Amounts on such date) will not exceed that Tranche’s Class C Required Subordinated Amount of Class D Notes.

(f)    (i) The amount permitted to be reallocated to Tranches of Class D Notes pursuant to clause (b) will be applied to each Tranche of Class D Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such Tranche of Class D Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class D Notes for the related Monthly Period.

(ii)    Any such reallocation that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this clause (f), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (f)) of any Tranche of Class D Notes be reduced below zero.

(iii)    The amount permitted to be reallocated to Tranches of Class C Notes pursuant to clause (b) will be applied to each Tranche of Class C Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such Tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes for the related Monthly Period.

(iv)    Any such reallocation that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class C Notes below zero will be reallocated to the remaining Tranches of Class C Notes as set forth in this clause (f), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (f)) of any Tranche of Class C Notes be reduced below zero.

(v)    The amount permitted to be reallocated to Tranches of Class B Notes pursuant to clause (b) will be applied to each Tranche of Class B Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such Tranche of Class B Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class B Notes for the related Monthly Period.

(vi)     Any such reallocation that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class B Notes below zero will be reallocated to the remaining Tranches of Class B Notes as set forth in this clause (f), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (f)) of any Tranche of Class B Notes be reduced below zero.

(g)    In the case of each Tranche of Notes, the Nominal Liquidation Amount of each such Tranche will be reduced by an amount equal to the Investor Charge-Offs which are allocated or reallocated to that Tranche of Notes, less the amount of Investor Charge-Offs that are reallocated from that Tranche of Notes to Notes of a Subordinated Class of Notes.

Section 4.06.    Allocations of Reimbursements of Nominal Liquidation Amount Deficits. If, as of any Transfer Date, there are WFCardSeries Available Funds available pursuant to subsection 4.01(d) to reimburse any Nominal Liquidation Amount Deficits as of such Transfer Date, such funds will be caused to be allocated by the Issuer to each Tranche of Notes as follows:

(a)    first, to each Tranche of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class A Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche,

(b)    second, to each Tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all Tranches of Class B Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche,

(c)    third, to each Tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all Tranches of Class C Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche, and

(d)    fourth, to each Tranche of Class D Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all Tranches of Class D Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

Section 4.07.    Application of WFCardSeries Available Principal Amounts. On each Transfer Date, the Issuer will cause to be applied WFCardSeries Available Principal Amounts as follows:

(a)    first, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to subsection 4.01(a), any Tranche of Class A Notes has not received the full amount targeted to be deposited pursuant to Section 4.02 with respect to that Monthly Period, then WFCardSeries Available Principal Amounts (in an amount not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes, Class C Notes and Class B Notes) will be caused to be allocated by the Issuer to the Interest Funding sub-Account of each such Tranche of Class A Notes pro rata based on, in the case of each such Tranche of Class A Notes, the lesser of the following amounts:

(i)    the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of such Tranche of Class A Notes; and

(ii)    an amount equal to the sum of (A) the Class A Unused Subordinated Amount of Class D Notes (B) the Class A Unused Subordinated Amount of Class C Notes and (C) the Class A Unused Subordinated Amount of Class B Notes, in each case, for such Tranche of Class A Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 4.05);

(b)    second, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to subsection 4.01(a) any Tranche of Class B Notes has not received the full amount targeted to be deposited pursuant to Section 4.02 with respect to that Monthly Period, then WFCardSeries Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes and Class C Notes minus the aggregate amount of WFCardSeries Available Principal Amounts reallocated pursuant to clause (a) above) will be caused to be allocated by the Issuer to the Interest Funding sub-Account of each such Tranche of Class B Notes pro rata based on, in the case of each such Tranche of Class B Notes, the lesser of the following amounts:

(i)    the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of such Tranche of Class B Notes; and

(ii)    an amount equal to the sum of (A) the Class B Unused Subordinated Amount of Class D Notes and (B) the Class B Unused Subordinated Amount of Class C Notes, in each case, for such Tranche of Class B Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 4.05 and the reallocation of WFCardSeries Available Principal Amounts pursuant to clause (a) above);

(c)    third, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to subsection 4.01(a), any Tranche of Class C Notes has not received the full amount targeted to be deposited pursuant to Section 4.02 with respect to that Monthly Period, then WFCardSeries Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes minus the aggregate amount of WFCardSeries Available Principal Amounts reallocated pursuant to clauses (a) and (b) above) will be caused to be allocated by the Issuer to the Interest Funding sub-Account of each such Tranche of Class C Notes pro rata based on, in the case of each such Tranche of Class C Notes, the lesser of the following amounts:

(i)    the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of such Tranche of Class C Notes; and

(ii)    an amount equal to the Class C Unused Subordinated Amount of Class D Notes for such Tranche of Class C Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 4.05 and the reallocation of WFCardSeries Available Principal Amounts pursuant to clauses (a) and (b) above);

(d)    fourth, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to subsection 4.01(b), the Servicer has not received the full amount to be paid pursuant to subsection 4.01(b) with respect to that Monthly Period, then WFCardSeries Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes, Class C Notes and Class B Notes minus the aggregate amount of WFCardSeries Available Principal Amounts reallocated pursuant to clauses (a), (b) and (c) above) will be paid to the Servicer in an amount equal to, and allocated to each such Tranche of Class A Notes pro rata based on, in the case of each such Tranche of Class A Notes, the lesser of the following amounts:

(i)    the amount of the deficiency allocated to such Tranche of Class A Notes pursuant to Section 4.08; and

(ii)    an amount equal to the sum of (A) the Class A Unused Subordinated Amount of Class D Notes, (B) the Class A Unused Subordinated Amount of Class C Notes and (C) the Class A Unused Subordinated Amount of Class B Notes, in each case, for such Tranche of Class A Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 4.05 and the reallocation of WFCardSeries Available Principal Amount pursuant to clauses (a) through (c) above);

(e)    fifth, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to subsection 4.01(b), the Servicer has not received the full amount to be paid pursuant to subsection 4.01(b) with respect to that Monthly Period, then WFCardSeries Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes and Class C Notes, minus the aggregate amount of WFCardSeries Available Principal Amounts reallocated pursuant to clauses (a) through (d) above) will be paid to the Servicer in an amount equal to, and allocated to each such Tranche of Class B Notes pro rata based on, in the case of each such Tranche of Class B Notes, the lesser of the following amounts:

(i)    the amount of the deficiency allocated to such Tranche of Class B Notes pursuant to Section 4.08; and

(ii)    an amount equal to the sum of (A) the Class B Unused Subordinated Amount of Class D Notes and (B) the Class B Unused Subordinated Amount of Class C Notes, in each case, for such Tranche of Class B Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 4.05 and the reallocation of WFCardSeries Available Principal Amount pursuant to clauses (a) through (d) above);

(f)    sixth, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to subsection 4.01(b), the Servicer has not received the full amount to be paid pursuant to subsection 4.01(b) with respect to that Monthly Period, then WFCardSeries Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes, minus the aggregate amount of WFCardSeries Available Principal Amounts reallocated pursuant to clauses (a) through (e) above) will be paid to the Servicer in an amount equal to, and allocated to each such Tranche of Class C Notes pro rata based on, in the case of each such Tranche of Class C Notes, the lesser of the following amounts:

(i)    the amount of the deficiency allocated to such Tranche of Class C Notes pursuant to Section 4.08; and

(ii)    an amount equal to the Class C Unused Subordinated Amount of Class D Notes for such Tranche of Class C Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 4.05 and the reallocation of WFCardSeries Available Principal Amount pursuant to clauses (a) through (e) above);

(g)    seventh, to make the targeted deposits to the Principal Funding Account pursuant to Section 4.10;

(h)    eighth, to be treated as Shared Excess Available Principal Amounts for application in accordance with Section 4.30; and

(i)    ninth, to the Holder of the Transferor Interest.

Section 4.08.    Allocation of Servicing Fee Shortfalls. On each Transfer Date, if after giving effect to payments to be made with respect to such Monthly Period pursuant to subsection 4.01(b), the Servicer has not received the full amount to be paid pursuant to subsection 4.01(b) with respect to that Monthly Period, the aggregate amount of such shortfall will be caused to be allocated by the Issuer to each Tranche of Outstanding Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such Tranche for such Monthly Period to the Weighted Average Available Funds Allocation Amount for the WFCardSeries for such Monthly Period.

Section 4.09.    Computation of Reductions to the Nominal Liquidation Amount of Subordinated Classes from Reallocations of WFCardSeries Available Principal Amounts.

(a)    Each reallocation of WFCardSeries Available Principal Amounts deposited to the Interest Funding sub-Account of a Tranche of Class A Notes pursuant to subsection 4.07(a) will reduce the Nominal Liquidation Amount of the Class D Notes; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class D Notes for such Tranche of Class A Notes (after giving effect to any reductions pursuant to Section 4.05).

(b)    Each reallocation of WFCardSeries Available Principal Amounts deposited to the Interest Funding sub-Account of a Tranche of Class A Notes pursuant to subsection 4.07(a) which does not reduce the Nominal Liquidation Amount of Class D Notes pursuant to clause (a) above will reduce the Nominal Liquidation Amount of the Class C Notes; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (after giving effect to any reductions pursuant to Section 4.05).

(c)    Each reallocation of WFCardSeries Available Principal Amounts deposited to the Interest Funding sub-Account of a Tranche of Class A Notes pursuant to subsection 4.07(a) which does not reduce the Nominal Liquidation Amount of Class D Notes pursuant to clause (a) above and does not reduce the Nominal Liquidation Amount of the Class C Notes pursuant to clause (b) above will reduce the Nominal Liquidation Amount of the Class B Notes; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (after giving effect to any reductions pursuant to Section 4.05).

(d)    Each reallocation of WFCardSeries Available Principal Amounts deposited to the Interest Funding sub-Account of a Tranche of Class B Notes pursuant to subsection 4.07(b) will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a) above) of the Class D Notes; provided however that the amount of such reduction for each such Tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class D Notes for such Tranche of Class B Notes (after giving effect to clause (a) and any reductions pursuant to Section 4.05).

(e)    Each reallocation of WFCardSeries Available Principal Amounts deposited to the Interest Funding sub-Account of a Tranche of Class B Notes pursuant to subsection 4.07(b) which does not reduce the Nominal Liquidation Amount (determined after giving effect to clause (b) above) of Class D Notes pursuant to clause (d) above will reduce the Nominal Liquidation Amount of the Class C Notes; provided, however, that the amount of such reduction for each such Tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (determined after giving effect to clause (b) above and any reductions pursuant to Section 4.05).

(f)    Each reallocation of WFCardSeries Available Principal Amounts deposited into the Interest Funding sub-Account of a Tranche of Class C Notes pursuant to subsection 4.07(c) will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a) and (d) above) of the Class D Notes; provided however, that the amount of such reduction for each such Tranche of Class C Notes shall not exceed the Class C Unused Subordinated Amount of Class D Notes for such Tranche of Class C Notes (determined after giving effect to clauses (a) and (d) above and any reductions pursuant to Section 4.05).

(g)    Each reallocation of WFCardSeries Available Principal Amounts paid to the Servicer pursuant to subsection 4.07(d) will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a), (d) and (f) above) of the Class D Notes; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class D Notes for such Tranche of Class A Notes (after giving effect to clause (a), (d) and (f) and any reductions pursuant to Section 4.05).

(h)     Each reallocation of WFCardSeries Available Principal Amounts paid to the Servicer pursuant to subsection 4.07(d) which does not reduce the Nominal Liquidation Amount of Class D Notes pursuant to clause (g) above will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (b) and (e) above) of the Class C Notes; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class C Notes for such Tranche of Class A Notes (after giving effect to clauses (b) and (e) and any reductions pursuant to Section 4.05).

(i)     Each reallocation of WFCardSeries Available Principal Amounts paid to the Servicer pursuant to subsection 4.07(d) which does not reduce the Nominal Liquidation Amount of the Class D Notes pursuant to clause (g) above and does not reduce the Nominal Liquidation Amount of Class C Notes pursuant to clause (h) above, will reduce the Nominal Liquidation Amount (determined after giving effect to clause (c) above) of the Class B Notes; provided, however, that the amount of such reduction for each such Tranche of Class A Notes shall not exceed the Class A Unused Subordinated Amount of Class B Notes for such Tranche of Class A Notes (after giving effect to clause (c) and any reductions pursuant to Section 4.05).

(j)    Each reallocation of WFCardSeries Available Principal Amounts paid to the Servicer pursuant to subsection 4.07(e) will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a), (d), (f) and (g) above) of the Class D Notes; provided, however, that the amount of such reduction for each such Tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class D Notes for such Tranche of Class B Notes (after giving effect to clause (a), (d), (f) and (g) above and any reductions pursuant to Section 4.05).

(k)     Each reallocation of WFCardSeries Available Principal Amounts paid to the Servicer pursuant to subsection 4.07(e) which does not reduce the Nominal Liquidation Amount of Class D Notes pursuant to clause (j) above will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (b), (e) and (h) above) of the Class C Notes; provided, however, that the amount of such reduction for each such Tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (after giving effect to clauses (b), (e) and (h) above and any reductions pursuant to Section 4.05).

(l)     Each reallocation of WFCardSeries Available Principal Amounts paid to the Servicer pursuant to subsection 4.07(f) will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a), (d), (f), (g) and (j) above) of the Class D Notes. However, the amount of such reduction for each such Tranche of Class C Notes will not exceed the Class C Unused Subordinated Amount of Class D Notes for such Tranche of Class C Notes (after giving effect to clauses (a), (d), (f), (g) and (j) above).

(m)    The aggregate amount of the reallocation of WFCardSeries Available Principal Amounts which reduce the Nominal Liquidation Amount of Class B Notes pursuant to clauses (c) and (i) above will reduce the Nominal Liquidation Amount (determined after giving effect to any reductions pursuant to Section 4.05) of each Tranche of the Class B Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such Tranche of Class B Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class B Notes for the related Monthly Period; provided, however, that any allocation of any such reduction that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class B Notes below zero will be reallocated to the remaining Tranches of Class B Notes as set forth in this clause (m), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (m)) of any Tranche of Class B Notes be reduced below zero; provided further, however, that the amount of any such reduction of the Nominal Liquidation Amount of a Tranche of Class B Notes will be limited by the aggregate amount of such reduction which results in a reduction of the Nominal Liquidation Amount of the Class C Notes and the Class D Notes pursuant to clauses (n) and (p) below.

(n)    Each reallocation of WFCardSeries Available Principal Amounts which reduces the Nominal Liquidation Amount of Class B Notes pursuant to clause (m) above will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (b), (e), (h) and (k) above and any reductions pursuant to Section 4.05) of the Class C Notes; provided, however, that the amount of such reduction for each such Tranche of Class B Notes shall not exceed the Class B Unused Subordinated Amount of Class C Notes for such Tranche of Class B Notes (after giving effect to clauses (b), (e), (h) and (k) above and any reductions pursuant to Section 4.05).

(o)    Subject to clause (p) below, the aggregate amount of the reallocation of WFCardSeries Available Principal Amounts which reduce the Nominal Liquidation Amount of

Class C Notes pursuant to clause (b), (e), (h), (k) and (n) above will reduce the Nominal Liquidation Amount (determined after giving effect to any reductions pursuant to Section 4.05) of each Tranche of the Class C Notes pro rata based on ratio of the Weighted Average Available Funds Allocation Amount for such Tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes for the related Monthly Period; provided, however, that any allocation of any such reduction that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class C Notes below zero will be reallocated to the remaining Tranches of Class C Notes as set forth in this clause (o), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (o)) of any Tranche of Class C Notes be reduced below zero.

(p)    Each reallocation of WFCardSeries Available Principal Amounts which reduces the Nominal Liquidation Amount of Class C Notes pursuant to clause (o) above will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a), (d), (f), (g), (j), (l) and (n) above and any reductions pursuant to Section 4.05) of the Class D Notes; provided, however, that the amount of such reduction for each such Tranche of Class C Notes shall not exceed the Class C Unused Subordinated Amount of Class D Notes for such Tranche of Class C Notes (after giving effect to clauses (a), (d), (f), (g), (j), (l) and (n) above and any reductions pursuant to Section 4.05).

(q)    The aggregate amount of the reallocation of WFCardSeries Available Principal Amounts which reduce the Nominal Liquidation Amount of Class D Notes pursuant to clauses (a), (d), (f), (g), (j), (l) and (n) above will reduce the Nominal Liquidation Amount (determined after giving effect to any reductions pursuant to Section 4.05) of each Tranche of the Class D Notes pro rata based on ratio of the Weighted Average Available Funds Allocation Amount for such Tranche of Class D Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class D Notes for the related Monthly Period; provided, however, that any allocation of any such reduction that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this clause (q), but in no event will the Nominal Liquidation Amount (after giving effect to this clause (q)) of any Tranche of Class D Notes be reduced below zero.

Section 4.10.    Targeted Deposits of WFCardSeries Available Principal Amounts to the Principal Funding Account. The amount of the deposit targeted for any Tranche of Notes with respect to any Monthly Period to be deposited into the Principal Funding sub-Account for that Tranche will be the sum of (i) the amount determined pursuant to clause (a), (b), (c), (d) or (e) with respect to such Tranche for such Monthly Period, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, and (ii) any deposit targeted pursuant to clause (i) with respect to such Tranche for any prior Monthly Period for which the full targeted deposit was not made, but in no case shall the deposited amount be more than the Nominal Liquidation Amount of such Tranche (computed immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of WFCardSeries Available Principal Amounts on such date).

(a)    Principal Payment Date. With respect to the Monthly Period immediately preceding each Principal Payment Date, the deposit targeted for that Tranche of Notes, unless otherwise specified in the related terms agreement, is equal to the Nominal Liquidation Amount of that Tranche of Notes as of the close of business on the last day of the Monthly Period preceding such Monthly Period (determined after giving effect to any Investor Charge-Offs and any reallocations, payments or deposits of WFCardSeries Available Principal Amounts on the following Transfer Date).

(b)    Budgeted Deposits.

(i)    Subject to subsection 4.10(d), with respect to each Monthly Period, beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding sub-Account for that Tranche will be the Controlled Accumulation Amount for that Tranche specified in the applicable Terms Document, or if no such amount is specified, beginning with the twelfth Monthly Period before the Monthly Period in which the Expected Principal Payment Date of that Tranche of Notes occurs, an amount equal to one-twelfth of the expected Outstanding Dollar Principal Amount of such Tranche of Notes as of such Expected Principal Payment Date.

(ii)    Notwithstanding anything to the contrary in clause (i), on or before the Transfer Date immediately preceding the first Business Day of the month that is twelve (12) months prior to the Expected Principal Payment Date of any Tranche of Notes, and each Determination Date thereafter until the Accumulation Commencement Date, the Issuer will determine the “Accumulation Period Length” which will equal the number of whole months not less than the number of whole calendar months reasonably expected by the Issuer to be necessary to accumulate from WFCardSeries Available Principal Amounts an amount equal to the Nominal Liquidation Amount of such Tranche of Notes; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the method for determining the Accumulation Period Length may be changed at any time the Rating Agency Condition is satisfied with respect to such change.

(c)    Prefunding of the Principal Funding sub-Account of Senior Classes. If the Issuer determines as of the end of the preceding Monthly Period with respect to any Class A Notes or Class B Notes that, after giving effect to all allocations and payments with respect to that Monthly Period, the Prefunding Target Amount of that class is greater than zero, the targeted deposit to the Principal Funding sub-Accounts for the affected classes will be the Prefunding Target Amount for the WFCardSeries.

(d)    Event of Default, Early Redemption Event, Other Optional or Mandatory Redemption. If any Tranche of Notes has been accelerated during a Monthly Period after the occurrence of an Event of Default, or if an Early Redemption Event with respect to any Tranche of Notes occurs during such Monthly Period, a Reassignment Date is to occur on the Distribution Date relating to such Monthly Period pursuant to subsection 2.04(e) of the Transfer Agreement, or with respect to the Monthly Period immediately preceding any other date fixed for any other optional or mandatory redemption of any Tranche of Notes, the deposit targeted for that Tranche of Notes with respect to that Monthly Period and each following Monthly Period is equal to the Nominal Liquidation Amount of that Tranche of Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any reallocations, payments or deposits on the following Transfer Date).

(e)    Amounts Owed to Derivative Counterparties. If a Tranche of Outstanding Dollar Notes or foreign currency Notes that has a Performing or non-Performing Derivative Agreement for principal that provides for a payment to the applicable Derivative Counterparty, the deposit targeted for that Tranche of Notes on each Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the related Terms Document.

Section 4.11.    Allocations among Principal Funding Sub-Accounts. Subject to the restrictions of Section 4.15, the aggregate amount of the deposits to be made to the Principal Funding Account for each Tranche of Notes pursuant to Section 4.10 for each Monthly Period will be caused to be allocated by the Issuer, and a portion deposited in the Principal Funding sub-Account for each Tranche of Notes, as follows:

(a)    WFCardSeries Available Principal Amounts Equal to Targeted Amount. Subject to clause (c) below, if WFCardSeries Available Principal Amounts remaining on deposit in the Collection Account and after giving effect to subsections 4.07(a) through (f) are equal to the aggregate amount of WFCardSeries Available Principal Amounts targeted to be deposited into the Principal Funding sub-Account for all Tranches of Notes pursuant to Section 4.10, then that targeted amount is deposited in the Principal Funding sub-Account established for each Tranche.

(b)    WFCardSeries Available Principal Amounts Are Less Than Targeted Amounts. Subject to clause (c) below, if WFCardSeries Available Principal Amounts remaining on deposit in the Collection Account and after giving effect to subsections 4.07(a) through (f) are less than the aggregate amount targeted to be deposited into the Principal Funding Account for all Tranches of Notes pursuant to Section 4.10, then the amount available will be deposited in the Principal Funding sub-Account established for each Tranche in the following priority:

(i)    first, the amount available will be caused to be allocated by the Issuer to the Class A Notes pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such Tranche of Class A Notes pursuant to Section 4.10, to (B) the aggregate amount targeted to be deposited into the Principal Funding sub-Account for all Tranches of Class A Notes pursuant to Section 4.10;

(ii)    second, the amount available after the application in clause (i) above will be caused to be allocated by the Issuer to the Class B Notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such Tranche of Class B Notes pursuant to Section 4.10, to (B) the aggregate amount targeted to be deposited into the Principal Funding sub-Account for all Tranches of Class B Notes pursuant to Section 4.10; and

(iii)    third, the amount available after the applications in clauses (i) and (ii) above will be caused to be allocated by the Issuer to the Class C Notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such Tranche of Class C Notes pursuant to Section 4.10, to (B) the aggregate amount targeted to be deposited into the Principal Funding sub-Account for all Tranches of Class C Notes pursuant to Section 4.10; and

(iv)    fourth, the amount available after the applications in clauses (i) through (iii) above will be caused to be allocated by the Issuer to the Class D Notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such Tranche of Class D Notes pursuant to Section 4.10, to (B) the aggregate amount targeted to be deposited into the Principal Funding sub-Account for all Tranches of Class D Notes pursuant to Section 4.10.

(c)    Reallocation of Deposits to the Principal Funding Sub-Account of Subordinated Notes. If the restrictions of subsection 4.15(a) prevent the deposit of WFCardSeries Available Principal Amounts into the Principal Funding sub-Account of any subordinated note, the aggregate amount of WFCardSeries Available Principal Amounts available to make the targeted deposit for such subordinated Tranche will be caused to be allocated by the Issuer first, to each Tranche of Class A Notes pro rata based on the ratio of (A) the Required Subordinated Amount with respect to such Subordinated Class of Notes for such Class A Notes to (B) the Required Subordinated Amount with respect to such Subordinated Class of Notes for all Class A Notes, second, if applicable, to each Tranche of Class B Notes pro rata based on the ratio of (A) the Required Subordinated Amount with respect to such Subordinated Class of Notes for such Class B Notes to (B) the Required Subordinated Amount with respect to such Subordinated Class of Notes for all Class B Notes, and third, if applicable, to each Tranche of Class C Notes pro rata based on the ratio of (A) the Required Subordinated Amount with respect to such Subordinated Class of Notes for such Class C Notes to (B) the Required Subordinated Amount with respect to such Subordinated Class of Notes for all Class C Notes.

Section 4.12.    Amounts to Be Treated as WFCardSeries Available Principal Amounts; Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding sub-Accounts. The following deposits and payments will be made on the following dates:

(a)    Amounts to be Treated as WFCardSeries Available Principal Amounts. In addition to Available Principal Amounts allocated to the WFCardSeries pursuant to subsection 3.01(a)(ii), the following amounts shall be treated as WFCardSeries Available Principal Amounts for application in accordance with this Article IV for any Monthly Period:

(i)    Reallocated WFCardSeries Available Funds. WFCardSeries Available Principal Amounts will include WFCardSeries Available Funds reallocated to be treated as WFCardSeries Available Principal Amounts pursuant to subsections 4.01(c) or 4.01(d).

(ii)    Dollar Payments from Derivative Counterparties for Principal. Dollar payments received under Derivative Agreements for principal for any Tranche of Notes will be treated as WFCardSeries Available Principal Amounts.

(iii)    Shared Excess Available Principal Amounts. Any Shared Excess Available Principal Amounts allocable to the WFCardSeries will be treated as WFCardSeries Available Principal Amounts for any Transfer Date.

(iv)    Other Amounts. The Terms Document for any Tranche of Notes may include additional amounts which are to be treated as WFCardSeries Available Principal Amounts for any Transfer Date.

(b)    Payments Received from Derivative Counterparties. Payments received under Derivative Agreements for Notes with principal payable in foreign currencies will be applied as specified in the applicable Terms Document.

(c)    Class C Reserve sub-Account. Withdrawals made from the Class C Reserve sub-Account for any Tranche of Notes pursuant to subsection 4.23(b) will be deposited into the applicable Principal Funding sub-Account on the Transfer Date.

(d)    Class D Reserve sub-Account. Withdrawals made from the Class D Reserve sub-Account for any Tranche of Notes pursuant to subsection 4.25(b) will be deposited into the applicable Principal Funding sub-Account on the Transfer Date.

(e)    Receivables Sale Proceeds. Receivables Sales Proceeds received pursuant to subsection 4.20(c)(i) for any Tranche of Notes will be deposited into the applicable Principal Funding sub-Account on the date of receipt by the Issuer.

Section 4.13.    Withdrawals from Interest Funding Account. Withdrawals made pursuant to this Section 4.13 with respect to any Tranche of Notes will be made from the Interest Funding sub-Account established for that Tranche only after all allocations and reallocations have been made pursuant to Sections 4.02, 4.03, 4.04 and 4.07. In no event will the aggregate amount of the withdrawals from an Interest Funding sub-Account for any month be more than the amount on deposit in the applicable Interest Funding sub-Account. A single Tranche of Notes may be entitled to more than one of the following withdrawals in any month.

(a)    Withdrawals for Dollar Notes. On each Interest Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of Dollar Notes, an amount equal to the interest due on the applicable Tranche of Notes on such Interest Payment Date (including any overdue and additional interest with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding sub-Account and remitted to the Indenture Trustee or as otherwise provided in the applicable Terms Document.

(b)    Withdrawals for Foreign Currency Notes with a Non-Performing Derivative Agreement for Interest. On each Interest Payment Date (or as specified in the applicable Terms Document) with respect to a Tranche of foreign currency Notes that has a non-Performing

Derivative Agreement for interest, the amount specified in the applicable Terms Document will be withdrawn from that Interest Funding sub-Account and, if so specified in the applicable Terms Document, converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the Indenture Trustee or as otherwise provided in the applicable Terms Document.

(c)    Withdrawals for Discount Notes. On each applicable Principal Payment Date, with respect to each Tranche of Discount Notes, an amount equal to the amount of the accretion of principal of that Tranche of Notes from the prior Principal Payment Date (or, in the case of the first Principal Payment Date, the date of issuance of that Tranche) to but excluding the applicable Principal Payment Date will be withdrawn from that Interest Funding sub-Account and invested in Principal Receivables pursuant to Section 4.17.

(d)    Withdrawals for Payments to Derivative Counterparties. On each date on which a payment is required to be made to the Derivative Counterparty under the applicable Derivative Agreement (or as specified in the applicable Terms Document) with respect to any Tranche of Notes which has a Performing or non-Performing Derivative Agreement for interest, an amount equal to the amount of the payment to be made to the Derivative Counterparty under the applicable Derivative Agreement (including any overdue payment and any additional interest on overdue payments) will be withdrawn from that Interest Funding sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable Terms Document.

(e)    Excess Amounts. After payment in full of any Tranche of Notes, any amount remaining on deposit in the applicable Interest Funding sub-Account will be first, allocated among and deposited to the Interest Funding sub-Account of the Tranches of Notes in the manner, order and priority set forth in subsection 4.03(b), second, allocated among and deposited to the Principal Funding sub-Account of the Tranches of Notes in the manner, order and priority set forth in subsection 4.11(b), and third, paid to the Issuer.

If the aggregate amount available for withdrawal from an Interest Funding sub-Account for any Tranche of Notes is less than all withdrawals required to be made from that Interest Funding sub-Account for that Tranche in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

Section 4.14.    Withdrawals from Principal Funding Account. Withdrawals made pursuant to this Section 4.14 with respect to any Tranche of Notes will be made from the Principal Funding sub-Accounts established for that Tranche only after all allocations have been made pursuant to Sections 4.10, 4.11 and 4.12. In no event will the amount of the withdrawal be more than the amount on deposit in the applicable Principal Funding sub-Account. A single Tranche may be entitled to more than one of the following withdrawals with respect to any Monthly Period.

(a)    Withdrawals for Dollar Notes with No Derivative Agreement for Principal. On each applicable Principal Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of Dollar Notes which has no Derivative Agreement for principal, an amount equal to the principal due on the applicable Tranche of Notes on the applicable Principal

Payment Date will be withdrawn from such Principal Funding sub-Account and remitted to the Indenture Trustee or as otherwise provided by the applicable Terms Document.

(b)    Withdrawals for Dollar or Foreign Currency Notes with Performing Derivative Agreements for Principal. On each date on which a payment is required under the applicable Derivative Agreement (or as specified in the applicable Terms Document) with respect to any Tranche of Notes which has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from such Principal Funding sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable Terms Document. The Issuer will direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement to the Indenture Trustee or as otherwise provided by the applicable Terms Document.

(c)    Withdrawals for Dollar Notes with a Non-Performing Derivative Agreement for Principal. On each applicable Principal Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of Dollar Notes with a non-Performing Derivative Agreement for principal, the amount specified in the applicable terms agreement will be withdrawn from such Principal Funding sub-Account and remitted to the Indenture Trustee or as otherwise provided by the applicable Terms Document.

(d)    Withdrawals for Foreign Currency Notes with Non-Performing Derivative Agreements for Principal. On each Principal Payment Date (or as specified in the applicable Terms Document) with respect to a Tranche of foreign currency Notes that has a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from such sub-Account and, if so specified in the applicable Terms Document, converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the Indenture Trustee or as otherwise provided by the applicable Terms Document.

(e)    Withdrawal of Prefunding Excess Amount. If the Issuer on any date determines with respect to any class of Class A Notes or Class B Notes that, after giving effect to all issuances, deposits, allocations, reallocations and payments on such date, the Prefunding Excess Amount of that class is greater than zero, that amount will be withdrawn from the Principal Funding sub-Account of that class of Notes and first, allocated among and deposited to the Principal Funding sub-Account of the Tranches of Notes in the manner, order and priority set forth in subsection 4.11(b), and then, paid to the Holder of the Transferor Interest.

(f)    Legal Maturity Date. On the Legal Maturity Date of any Tranche, after giving effect to any deposits, allocations, reallocations, sales of Receivables or other payments to be made on that date, amounts on deposit in the Principal Funding sub-Account of any Tranche of a Subordinated Class of Notes may be applied to pay principal of that Tranche, to make a payment under a Derivative Agreement with respect to principal of that Tranche or to make other payments as specified in the related Terms Document.

(g)    Excess Amounts. Upon payment in full of any Tranche of Notes, any remaining amount on deposit in the applicable Principal Funding sub-Account will be first, allocated among and deposited to the Interest Funding sub-Account of the Tranches of Notes in

the manner, order and priority set forth in subsection 4.03(b), second, allocated among and deposited to the Principal Funding sub-Account of the Tranches of Notes in the manner, order and priority set forth in subsection 4.11(b), and third, paid to the Issuer.

If the aggregate amount available for withdrawal from a Principal Funding sub-Account for any Tranche of Notes is less than all withdrawals required to be made from that Principal Funding sub-Account for that Tranche in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

Section 4.15.    Limit on Deposits to the Principal Funding Sub-Account of Subordinated Notes; Limit on Repayments of all Tranches.

(a)    Limit on Deposits to the Principal Funding Sub-Account of Subordinated Notes.

(i)    No WFCardSeries Available Principal Amounts will be deposited in the Principal Funding sub-Account of any Tranche of Class B Notes unless, following such deposit, the available subordinated amount of Class B Notes is at least equal to the aggregate Class A Unused Subordinated Amount of Class B Notes for all Outstanding Class A Notes. For this purpose, the available subordinated amount of Class B Notes is equal to the aggregate Nominal Liquidation Amount of all other Class B Notes of the WFCardSeries which are Outstanding after giving effect to the deposit into the Principal Funding sub-Account of such Tranche of Class B Notes and all other Class B Notes which have a targeted deposit into the Principal Funding Account for such Monthly Period after giving effect to reductions or reallocations on such Transfer Date.

(ii)    No WFCardSeries Available Principal Amounts will be deposited in the Principal Funding sub-Account of any Tranche of Class C Notes unless, following such deposit, (A) the available subordinated amount of Class C Notes is at least equal to the Class B Unused Subordinated Amount of Class C Notes for all Outstanding Class B Notes and (B) the available subordinated amount of Class C Notes is at least equal to the Class A Unused Subordinated Amount of Class C Notes for all Outstanding Class A Notes. For this purpose, the available subordinated amount of Class C Notes is equal to the aggregate Nominal Liquidation Amount of all other Class C Notes of the WFCardSeries which are Outstanding after giving effect to the deposit into the Principal Funding sub-Account of such Tranche of Class C Notes and all other Class C Notes which have a targeted deposit into the Principal Funding Account for such Monthly Period after giving effect to reductions or reallocations on such Transfer Date.

(iii)    No WFCardSeries Available Principal Amounts will be deposited in the Principal Funding sub-Account of any Tranche of Class D Notes unless, following such deposit, (A) the available subordinated amount of Class D Notes is at least equal to the Class C Unused Subordinated Amount of Class D Notes for all Outstanding Class C Notes, (B) the available subordinated amount of Class D Notes is at least equal to the Class B Unused Subordinated Amount of Class D Notes for all Outstanding Class B Notes and

(C) the available subordinated amount of Class D Notes is at least equal to the Class A Unused Subordinated Amount of Class D Notes for all Outstanding Class A Notes. For this purpose, the available subordinated amount of Class D Notes is equal to the aggregate Nominal Liquidation Amount of all other Class D Notes of the WFCardSeries which are Outstanding after giving effect to the deposit into the Principal Funding sub-Account of such Tranche of Class D Notes and all other Class D Notes which have a targeted deposit into the Principal Funding Account for such Monthly Period after giving effect to reductions or reallocations on such Transfer Date.

(iv)    Notwithstanding anything in the Indenture or this Indenture Supplement to the contrary, WFCardSeries Available Principal Amounts will be deposited in the Principal Funding sub-Account of a Subordinated Note, if and only to the extent that (A) such deposit is not contrary to clause (a)(i), (a)(ii) or (a)(iii) above, and (B) the Prefunding Target Amount for each Senior Class of Notes is zero.

(v)    This subsection 4.15(a) shall not prevent deposits to the Principal Funding sub-Account of a Tranche of Subordinated Notes on the Legal Maturity Date of such Tranche (or, if the Legal Maturity Date of such Tranche is not a Distribution Date, on the Distribution Date immediately preceding such Legal Maturity Date).

(b)    Limit on Repayments of all Tranches. No amounts on deposit in a Principal Funding sub-Account for any Tranche of Class A Notes or Class B Notes will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Dollar Principal Amount of that Tranche (or, in the case of foreign currency notes, such other amount that may be specified in the related Terms Document). In the case of any Tranche of Class C Notes, no amounts on deposit in a Principal Funding sub-Account or, if applicable, a Class C Reserve sub-Account for any such Tranche will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Dollar Principal Amount of that Tranche (or, in the case of foreign currency notes, such other amount that may be specified in the related Terms Document). In the case of any Tranche of Class D Notes, no amounts on deposit in a Principal Funding sub-Account or, if applicable, a Class D Reserve sub-Account for any such Tranche will be applied to pay principal of that Tranche or to make a payment under a Derivative Agreement with respect to principal of that Tranche in excess of the highest Outstanding Dollar Principal Amount of that Tranche (or, in the case of foreign currency notes, such other amount that may be specified in the related Terms Document).

Section 4.16.    Calculation of Nominal Liquidation Amount. On or prior to each Transfer Date, the Issuer shall calculate the Nominal Liquidation Amount of each Tranche of Outstanding Notes in the WFCardSeries which shall be the following amount:

(a)    as of the date of issuance of such Tranche of Notes, the Initial Dollar Principal Amount of such Tranche of Notes; and

(b)    thereafter, the sum of, without duplication:

(i)    the Nominal Liquidation Amount of such Tranche of Notes immediately after the prior date of determination; plus

(ii)    with respect to any Tranche of Discount Notes, the aggregate amount of any accretions of principal on that Tranche paid to the Issuer for investment in Principal Receivables pursuant to subsection 4.17(a) since the prior date of determination; plus

(iii)    the aggregate amount withdrawn from the Principal Funding sub-Account pursuant to subsection 4.14(e) for such Tranche since the prior date of determination; plus

(iv)    such Tranche’s allocable share of all reimbursements of its Nominal Liquidation Amount Deficit pursuant to subsection 4.01(d) since the prior date of determination, determined as set forth in Section 4.06; minus

(v)    such Tranche’s allocable share of all reallocations of WFCardSeries Available Principal Amounts pursuant to Section 4.07 since the prior date of determination, determined as set forth in Section 4.09; minus

(vi)    the amount of the reduction of the Nominal Liquidation Amount of such Tranche resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section 4.05; minus

(vii)    the amount deposited in the applicable Principal Funding sub-Account for such Tranche (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Nominal Liquidation Amount of a Tranche of Notes may never be less than zero, (2) the Nominal Liquidation Amount of any Tranche of Notes may never be greater than the Outstanding principal amount of such Tranche and (3) the Nominal Liquidation Amount of any Tranche of Notes that has caused a sale of Receivables pursuant to Section 4.20 will be zero.

The Nominal Liquidation Amount for the WFCardSeries will be the sum of the Nominal Liquidation Amounts of all of the Tranches of Notes of the WFCardSeries.

Section 4.17.    Reinvestment in Principal Receivables.

(a)    The amount of principal accreted on any Tranche of Discount Notes available pursuant to subsection 4.13(c) will be paid to the Issuer to be reinvested in Principal Receivables.

(b)    The portion of the Prefunding Excess Amount, if any, withdrawn from the Principal Funding Account and paid to the Issuer pursuant to subsection 4.14(e) will be reinvested in Principal Receivables.

Section 4.18.    Netting of Deposits and Payments. The Issuer, in its sole discretion, may make or cause to be made all deposits to Interest Funding sub-Accounts and Principal Funding sub-Accounts pursuant to Sections 4.02 and 4.10 with respect to any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 4.07, (b) all payments to be made to Derivative Counterparties pursuant to Sections 4.13 and 4.14, (c) all reinvestments in Principal Receivables to be made pursuant to Section 4.17 and (d) all payments to the Issuer pursuant to subsection 4.07(i).

Section 4.19.    Pro rata Payments within a Tranche. All payments of principal, interest or other amounts to Holders of the Notes of a single Tranche will be made pro rata based on the Stated Principal Amount of their Notes.

Section 4.20.    Sale of Receivables for Accelerated Notes or on a Legal Maturity Date.

(a)    (i) If a Tranche of Notes has been accelerated pursuant to Section 7.02 of the Indenture following an Event of Default, the Indenture Trustee may, and at the direction of not less than 66 2/3% in Outstanding Dollar Principal Amount of that Tranche of Notes will, cause the Issuer to sell, and the Issuer does hereby agree to sell at such time, Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount up to the Nominal Liquidation Amount of the affected Tranche plus any accrued, past due and additional interest on the affected Tranche.

(ii)    Such a sale will be permitted only if at least one of the following conditions is met:

(A)    the Holders of 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated Tranche of Notes consent in writing; or

(B)    the net proceeds of such sale (plus amounts on deposit in the applicable sub-Accounts and payments to be received from any applicable Derivative Agreement) would be sufficient to pay all amounts due on the accelerated Tranche of Notes; or

(C)    if the Indenture Trustee determines that the funds to be allocated to the accelerated Notes, including (1) WFCardSeries Available Funds and WFCardSeries Available Principal Amounts allocable to the accelerated Tranche of Notes, (2) payments to be received from any applicable Derivative Agreement and (3) amounts on deposit in the applicable sub-Accounts, may not be sufficient on any ongoing basis to make payments on the accelerated Tranche of Notes as such payments would have become due if such obligations had not been declared due and payable, and 66-2/3% of the Holders of the accelerated Tranche of Notes consent to the sale.

(iii)    In the case of an acceleration of a Tranche of Notes of a Subordinated Class, if the provisions of Section 4.15 would prevent the payment of the accelerated Tranche of Subordinated Notes, such sale will be delayed until a level of prefunding of the Principal Funding sub-Accounts for the Senior Classes of Notes of that series has been reached such that the amount of such accelerated Tranche is no longer required to provide subordination for the Senior Classes of Notes.

(b)    If the Nominal Liquidation Amount with respect to any Tranche of Notes is greater than zero on its Legal Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Legal Maturity Date), the Indenture Trustee will sell, and the Issuer does hereby agree to such sale at such time, Principal Receivables and the related Finance Charge Receivables (or interests therein) on that Legal Maturity Date in an amount up to the Nominal Liquidation Amount of the affected Tranche plus any accrued, past due and additional interest on the affected Tranche.

(c)    Sales proceeds received with respect to a Tranche of Notes received pursuant to clause (a) or (b) will be caused to be allocated by the Issuer in the following priority:

(i)    first, to be deposited in the Principal Funding sub-Account for that Tranche of Notes, an amount up to the amount that would be necessary to increase the aggregate amount on deposit in such sub-Account to the principal amount for such Tranche of Notes (notwithstanding any limitation in Section 4.10 to the contrary); and

(ii)    second, to be deposited in the Interest Funding sub-Account of that Tranche of Notes, the balance of such sales proceeds.

(d)    Any amount remaining on deposit in the Interest Funding sub-Account for a Tranche of Notes that has caused a sale of Receivables pursuant to this Section 4.20 after final payment thereof pursuant to Section 5.04 of the Indenture will be treated as WFCardSeries Available Funds.

Section 4.21.    Calculation of Prefunding Target Amount.

(a)    With respect to all Tranches of Class A Notes, the Prefunding Target Amount means the greater of the amount computed under clauses (i), (ii) or (iii) for the applicable Monthly Period:

(i)    The Prefunding Target Amount for Tranches of Class A Notes with respect to Class B Notes for any day during any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class B Notes (other than Tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all Tranches of Class A Notes of which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

(ii)    The Prefunding Target Amount for Tranches of Class A Notes with respect to Class C Notes for any day during any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class C Notes (other than Tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

(iii)    The Prefunding Target Amount for Tranches of Class A Notes with respect to Class D Notes for any day during any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class A Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class D Notes (other than Tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

(b)    With respect to all Tranches of Class B Notes, the Prefunding Target Amount means the greater of the amount computed under clause (i) or (ii) for the applicable Monthly Period:

(i)    The Prefunding Target Amount for Tranches of Class B Notes with respect to Class C Notes for any day during any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class B Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class C Notes (other than Tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class B Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes of which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

(ii)    The Prefunding Target Amount for Tranches of Class B Notes with respect to Class D Notes for any day during any Monthly Period is equal to an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class B Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class D Notes (other than Tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class B Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

(c)    With respect to all Tranches of Class C Notes, the Prefunding Target Amount means with respect to Class D Notes for any day during any Monthly Period an amount, not less than zero, equal to the product of (x) the aggregate Adjusted Outstanding Dollar Principal Amount of Class C Notes as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date) times (y) one minus a fraction (which shall not exceed one) the numerator of which is the aggregate Adjusted Outstanding Dollar Principal Amount of all Tranches of Outstanding Class D Notes (other than Tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such Tranches are to be redeemed in full in or with respect to any preceding Monthly Period, (B) had Events of Default in or with respect to any preceding Monthly Period, or (C) reached or are expected to reach their final or only Expected Principal Payment Date in or with respect to that Monthly Period or earlier Monthly Periods) and the denominator of which is the aggregate amount of the Class C Required Subordinated Amount of Class D Notes for all Tranches of Class C Notes which are Outstanding as of the end of the preceding Monthly Period (taking into consideration any deposits or withdrawals to be made on the related Transfer Date).

(d)    On any day during any Monthly Period on which the Prefunding Target Amount for any Tranche of any Class A Notes, Class B Notes or Class C Notes first exceeds zero, the Issuer will notify the Transferor, the Servicer and the Indenture Trustee, as applicable, pursuant to Section 5.04 of the Indenture of such event.

Section 4.22.    Targeted Deposits to the Class C Reserve Account.

(a)    The aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Transfer Date is an amount equal to the sum of Class C Reserve sub-Account deposits, if any, targeted to be made for each specified Tranche of Class C Notes. The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the Terms Document for such Tranche of Class C Notes. Unless another time is specified for making such deposits in the Terms Document for each such Tranche of Class C Notes, these deposits will be made on each Transfer Date.

(b)    If the amount of funds available for a Transfer Date pursuant to subsection 4.01(f) is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

(c)    If the amount of funds available for a Transfer Date pursuant to subsection 4.01(f) is less than the aggregate amount of deposits targeted by clause (a) above, then the amount available will be caused to be allocated by the Issuer to each Tranche of Class C Notes to the extent of its targeted deposit to the applicable Class C Reserve sub-Account pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such Tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes for the related Monthly Period that have a targeted deposit to its Class C Reserve sub-Account; provided, however, that any excess identified in this clause (c), including in the application of this proviso, will be caused to be allocated by the Issuer to each Tranche of Class C Notes which has a remaining targeted deposit to its Class C Reserve sub-Account up to the amount of such remaining targeted deposit pro rata (based on the ratio of Weighted Average Available Funds Allocation Amount for such Tranche of Class C Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class C Notes with a remaining targeted deposit for the related Monthly Period).

Section 4.23.    Withdrawals from the Class C Reserve Account. Withdrawals for any Tranche of Class C Notes will be made from the applicable Class C Reserve sub-Account as specified below.

(a)    Payments of Interest; Payments with Respect to Derivative Agreements for Interest, Accretion on Discount Notes. If the amount on deposit in the Interest Funding sub- Account for any Tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 4.13, on the Transfer Date immediately preceding the date of such payment, an amount equal to that deficiency will be withdrawn from the Class C Reserve sub-Account for such Tranche and deposited into the Interest Funding sub-Account for such Tranche.

(b)    Payments of Principal; Payments with Respect to Derivative Agreements for Principal. If, on and after the earliest to occur of (i) the date on which any Tranche of Class C Notes are accelerated pursuant to Section 7.02 of the Indenture following an Event of Default with respect to such Tranche, (ii) any date on or after the Transfer Date immediately preceding the Expected Principal Payment Date on which the amount on deposit in the Principal Funding sub-Account for any Tranche of Class C Notes plus the aggregate amount on deposit in the Class C Reserve sub-Account for such Tranche of the Class C Notes equals or exceeds the Outstanding Dollar Principal Amount of such Class C Notes and (iii) the Legal Maturity Date for any Tranche of Class C Notes, the amount on deposit in the Principal Funding sub-Account for any Tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 4.14, an amount equal to that deficiency will be withdrawn from that Class C Reserve sub-Account for such Tranche and deposited into that Principal Funding sub-Account on the Transfer Date before the date of the applicable withdrawal required pursuant to Section 4.14.

(c)    Withdrawal of Excess Amounts. If on any Transfer Date with respect to which no Class C Notes have been accelerated, the aggregate amount on deposit in the Class C Reserve Account exceeds the amount required to be on deposit in the Class C Reserve Account, the amount of such excess will be withdrawn from the Class C Reserve Account and first, allocated among and deposited to the Class C Reserve sub-Account of the Tranches of Class C Notes in the manner, order and priority set forth in subsection 4.22(c), and then, any excess shall be applied in accordance with subsections 4.01(g) through 4.01(j). Upon payment in full of any Tranche of Class C Notes, any amount on deposit in the applicable Class C Reserve sub-Account will be applied in accordance with the preceding sentence.

Section 4.24.    Targeted Deposits to the Class D Reserve Account.

(a)    The aggregate deposit targeted to be made to the Class D Reserve Account with respect to each Transfer Date is an amount equal to the sum of Class D Reserve sub-Account deposits, if any, targeted to be made for each specified Tranche of Class D Notes. The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the Terms Document for such Tranche of Class D Notes. Unless another time is specified for making such deposits in the Terms Document for each such Tranche of Class D Notes, these deposits will be made on each Transfer Date.

(b)    If the amount of funds available for a Transfer Date pursuant to subsection 4.01(g) is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

(c)    If the amount of funds available for a Transfer Date pursuant to subsection 4.01(g) is less than the aggregate amount of deposits targeted by clause (a) above, then the amount available will be caused to be allocated by the Issuer to each Tranche of Class D Notes to the extent of its targeted deposit to the applicable Class D Reserve sub-Account pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such Tranche of Class D Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class D Notes for the related Monthly Period that have a targeted deposit to its Class D Reserve sub-Account; provided, however, that any excess identified in this clause (c), including in the application of this proviso, will be caused to be allocated by the Issuer to each Tranche of Class D Notes which has a remaining targeted deposit to its Class D Reserve sub-Account up to the amount of such remaining targeted deposit pro rata (based on the ratio of Weighted Average Available Funds Allocation Amount for such Tranche of Class D Notes for the related Monthly Period to the Weighted Average Available Funds Allocation Amount for all Class D Notes with a remaining targeted deposit for the related Monthly Period).

Section 4.25.    Withdrawals from the Class D Reserve Account. Withdrawals for any Tranche of Class D Notes will be made from the applicable Class D Reserve sub-Account as specified below.

(a)    Payments of Interest; Payments with Respect to Derivative Agreements for Interest, Accretion on Discount Notes. If the amount on deposit in the Interest Funding sub- Account for any Tranche of Class D Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 4.13, on the Transfer Date immediately preceding the date of such payment, an amount equal to that deficiency will be withdrawn from the Class D Reserve sub-Account for such Tranche and deposited into the Interest Funding sub-Account for such Tranche.

(b)    Payments of Principal; Payments with Respect to Derivative Agreements for Principal. If, on and after the earliest to occur of (i) the date on which any Tranche of Class D Notes are accelerated pursuant to Section 7.02 of the Indenture following an Event of Default with respect to such Tranche, (ii) any date on or after the Transfer Date immediately preceding the Expected Principal Payment Date on which the amount on deposit in the Principal Funding sub-Account for any Tranche of Class D Notes plus the aggregate amount on deposit in the Class D Reserve sub-Account for such Tranche of the Class D Notes equals or exceeds the Outstanding Dollar Principal Amount of such Class D Notes and (iii) the Legal Maturity Date for any Tranche of Class D Notes, the amount on deposit in the Principal Funding sub-Account for any Tranche of Class D Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 4.14, an amount equal to that deficiency will be withdrawn from that Class D Reserve sub-Account for such Tranche and deposited into that Principal Funding sub-Account on the Transfer Date before the date of the applicable withdrawal required pursuant to Section 4.14.

(c)    Withdrawal of Excess Amounts. If on any Transfer Date with respect to which no Class D Notes have been accelerated, the aggregate amount on deposit in the Class D Reserve Account exceeds the amount required to be on deposit in the Class D Reserve Account, the amount of such excess will be withdrawn from the Class D Reserve Account and first, allocated among and deposited to the Class D Reserve sub-Account of the Tranches of Class D Notes in the

manner, order and priority set forth in subsection 4.24(c), and then, any excess shall be applied in accordance with subsections 4.01(h) though 4.01(j). Upon payment in full of any Tranche of Class D Notes, any amount on deposit in the applicable Class D Reserve sub-Account will be applied in accordance with the preceding sentence.

Section 4.26.    Targeted Deposits to the Accumulation Reserve Sub-Accounts.

(a)    The aggregate deposit targeted to be made to the Accumulation Reserve sub-Accounts with respect to each Monthly Period is an amount equal to the sum of Accumulation Reserve sub-Account deposits, if any, targeted to be made for each specified Tranche of Notes. The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the Terms Document for such Tranche of Notes. Unless another time is specified for making such deposits in the Terms Document for each such Tranche of Notes, these deposits will be made on each Transfer Date.

(b)    If the amount of funds available for a Monthly Period pursuant to subsection 4.01(e) is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

(c)    If the amount of funds available for a Monthly Period pursuant to subsection 4.01(e) is less than the aggregate amount of deposits targeted by clause (a) above, then the amount available will be caused to be allocated by the Issuer to each Tranche of Notes to the extent of its targeted deposit to the applicable Accumulation Reserve sub-Account pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such Tranche of Notes for such Monthly Period to the Weighted Average Available Funds Allocation Amount for all Tranches of Notes that have a targeted deposit to its Accumulation Reserve sub-Account for such Monthly Period; provided, however, that any excess identified in this clause (c), including in the application of this proviso, will be caused to be allocated by the Issuer to each Tranche of Notes which has a remaining targeted deposit to its Accumulation Reserve sub-Account up to the amount of such remaining targeted deposit pro rata based on the ratio of Weighted Average Available Funds Allocation Amount for such Tranche of Notes for such Monthly Period to the Weighted Average Available Funds Allocation Amount for all Tranches of Notes with a remaining targeted deposit for such Monthly Period.

Section 4.27.    Withdrawals from the Accumulation Reserve sub-Accounts. Withdrawals for any Tranche of Notes will be made from the applicable Accumulation Reserve sub-Account as specified below.

(a)    Interest. On or prior to each Transfer Date, the Issuer will calculate the PFA Accumulation Earnings Shortfall (if any) for the Principal Funding sub-Account for each Tranche of Notes. If there is any PFA Accumulation Earnings Shortfall for any Principal Funding sub-Account for that Transfer Date for any Tranche of Notes, the Issuer will cause to be withdrawn such amount from the applicable Accumulation Reserve sub-Account, to the extent available, for treatment as WFCardSeries Available Funds for such Monthly Period.

(b)    Payment to Issuer. If on any Transfer Date the aggregate amount on deposit in the Accumulation Reserve Account exceeds the amount required to be on deposit in the Accumulation Reserve Account, the amount of such excess will be withdrawn from the Accumulation Reserve Account and paid to the Issuer.

Section 4.28.    Computation of Interest.

(a)    Unless otherwise provided as contemplated in Section 3.01 of the Indenture, (i) interest on the Notes computed at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months and (ii) interest on Notes computed on the basis of a floating or periodic rate will be calculated on the basis of a 360-day year for the actual number of days elapsed.

(b)    Unless otherwise specified in this Indenture Supplement or the applicable Terms Document, interest for any period will be calculated from and including the first day of such period, to but excluding the last day of such period.

Section 4.29.    Excess Available Funds Sharing.

(a)    Shared Excess Available Funds allocable to the WFCardSeries on any Transfer Date shall be treated as WFCardSeries Available Funds for such Transfer Date.

(b)    Shared Excess Available Funds allocable to the WFCardSeries with respect to any Transfer Date shall mean an amount equal to the Series Available Funds Shortfall, if any, with respect to the WFCardSeries for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Available Funds for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date is less than the Aggregate Series Available Funds Shortfall for such Transfer Date, then Shared Excess Available Funds allocable to the WFCardSeries on such Transfer Date shall equal the product of (i) Shared Excess Available Funds for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date and (ii) a fraction, the numerator of which is the Series Available Funds Shortfall with respect to the WFCardSeries for such Transfer Date and the denominator of which is the Aggregate Series Available Funds Shortfall for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date.

Section 4.30.    Excess Available Principal Amounts Sharing.

(a)    Shared Excess Available Principal Amounts allocable to the WFCardSeries on any Transfer Date shall be treated as WFCardSeries Available Principal Amounts for such Transfer Date.

(b)    Shared Excess Available Principal Amounts allocable to the WFCardSeries with respect to any Transfer Date shall mean an amount equal to the Series Available Principal Amounts Shortfall, if any, with respect to the WFCardSeries for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Available Principal Amounts for all Excess Available Principal Amounts Sharing Series in Excess Available Principal Amounts Sharing Group One for such Transfer Date is less than the Aggregate Series Available Principal

Amount Shortfall for such Transfer Date, then Shared Excess Available Principal Amounts allocable to the WFCardSeries on such Transfer Date shall equal the product of (i) Shared Excess Available Principal Amounts for all Excess Available Principal Amounts Sharing Series in Excess Available Principal Amounts Sharing Group One for such Transfer Date and (ii) a fraction, the numerator of which is the Series Available Principal Amount Shortfall with respect to the WFCardSeries for such Transfer Date and the denominator of which is the Aggregate Series Available Principal Amounts Shortfall for all Excess Available Principal Amounts Sharing Series in Excess Available Principal Amounts Sharing Group One for such Transfer Date.

ARTICLE V

EARLY REDEMPTION OF NOTES

Section 5.01.    Early Redemption Events. In addition to the events identified as Early Redemption Events in Section 12.01 of the Indenture, the following events shall constitute a “Series Early Redemption Event” with respect to the WFCardSeries Notes:

(a)    for any month the amount of Excess Available Funds averaged over the three preceding Monthly Periods is less than the Required Excess Available Funds for such month;

(b)    failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Transfer Agreement, on or before the date occurring five days after the date such payment or deposit is required to be made or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Transfer Agreement, which failure has a material adverse effect on the WFCardSeries Noteholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Issuer or the Indenture Trustee, or to the Transferor, the Issuer and the Indenture Trustee by the WFCardSeries Noteholders evidencing, in the aggregate, not less than 50% of the Nominal Liquidation Amount of this WFCardSeries, and continues to affect materially and adversely the interests of the WFCardSeries Noteholders for such period;

(c)    any representation or warranty made by the Transferor in the Transfer Agreement, or any information contained in a computer file required to be delivered by the Transferor pursuant to Sections 2.01 or 2.06 of the Transfer Agreement (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Issuer or the Indenture Trustee, or to the Transferor, the Issuer and the Indenture Trustee by the WFCardSeries Noteholders evidencing, in the aggregate, not less than 50% of the Nominal Liquidation Amount of this WFCardSeries, and (ii) as a result of which the interests of the WFCardSeries Noteholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series Early Redemption Event pursuant to this Section 5.01 hereof shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer Agreement;

(d)    the Transferor shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Issuer, as required by subsection 2.06(a) of the Transfer Agreement; or

(e)    any Servicer Default shall occur which would have a material adverse effect on the WFCardSeries Noteholders;

then, in the case of any event described in subsections 5.01(b), (c) or (e) hereof, after the applicable grace period set forth in such subparagraphs, if any, the Issuer or WFCardSeries Noteholders evidencing, in the aggregate, not less than 66 2/3% of the Nominal Liquidation Amount of this WFCardSeries by notice then given in writing to the Transferor and the Indenture Trustee (and to the Issuer if given by the requisite Noteholders) may declare or direct the Indenture Trustee in writing to declare that a Series Early Redemption Event has occurred as of the date of such notice, and in the case of any event described in subsections 5.01(a) or (d) hereof, a Series Early Redemption Event shall occur without any notice or other action on the part of the Issuer, the Indenture Trustee or WFCardSeries Noteholders immediately upon the occurrence of such event.

In addition, the Terms Document for any Tranche of Notes may list additional events which are “Early Redemption Events” with respect to such Tranche of Notes.

ARTICLE VI

ACCOUNTS AND INVESTMENTS

Section 6.01.    Accounts.

(a)    On or before the Closing Date, the Indenture Trustee shall establish and maintain with the Bank five Qualified Trust Accounts denominated as follows: the “Interest Funding Account,” the “Principal Funding Account,” the “Accumulation Reserve Account,” the “Class C Reserve Account” and the “Class D Reserve Account” in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the WFCardSeries Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders, or, in the case of the Class D Reserve Account, for the benefit of the Class D Noteholders). The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account and the Class D Reserve Account constitute Supplemental Accounts and shall be under the “control” (as defined in §§ 9-104 or 9-106 of the UCC, as applicable) of the Indenture Trustee for the benefit of the WFCardSeries Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders or, in the case of the Class D Reserve Account, for the benefit of the Class D Noteholders). If, at any time, the institution holding any of the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account or the Class D Reserve Account ceases to be a Qualified Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which the Rating Agency Condition is satisfied) establish a new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or Class D Reserve Account, as the case may be, that is a Qualified Trust Account and shall transfer any cash and/or investments to such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or Class D Reserve Account, as the case may be. From the date such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account or Class C Reserve Account is established, it will be the “Interest Funding Account,” “Principal Funding Account,” “Accumulation Reserve Account,” “Class C Reserve Account” or “Class D Reserve Account,” as the case may be. Each Tranche of Notes will have its own sub-Account within the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, with respect to the Class C Notes, the Class C Reserve Account and, with respect to the Class D Notes, the Class D Reserve Account, each of which will be referred to as an “Interest Funding sub-Account,” a “Principal Funding sub-Account,” an “Accumulation Reserve sub-Account,” a “Class C Reserve sub-Account” or a “Class D Reserve sub-Account,” respectively. The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account and the Class D Reserve Account will receive deposits pursuant to Article IV.

(b)    Notwithstanding any provision of subsection 4.03(a) of the Indenture to the contrary, the Issuer shall direct the Indenture Trustee in writing to invest any prefunded amounts on deposit in the Principal Funding Account in Permitted Investments that will mature no later than the following Business Day. Absent such direction, such funds will remain uninvested.

(c)    All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Interest Funding Account, the Principal Funding Account, the Collection Account, the Accumulation Reserve Account, the Class C Reserve Account or the Class D Reserve Account pursuant to this Indenture Supplement will be made by the Indenture Trustee not later than 2:00 p.m. (New York City time) on the applicable Interest Payment Date or Principal Payment Date (or as otherwise provided in Article IV) but only to the extent of available funds in the applicable sub-Account. For the avoidance of doubt, the Indenture Trustee shall make such payments based solely upon written instructions furnished to the Indenture Trustee by the Issuer.

(d)    On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Class C Reserve Account will be retained in the Class C Reserve Account, to the extent that the sum of the amount on deposit in the Class C Reserve Account with respect to the related Monthly Period is less than the required balance (pursuant to Section 4.22) for the Class C Reserve Account for that Monthly Period, and the excess, if any, will be paid to the Issuer.

(e)    On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Class D Reserve Account will be retained in the Class D Reserve Account, to the extent that the sum of the amount on deposit in the Class D Reserve Account with respect to the related Monthly Period is less than the required balance (pursuant to Section 4.24) for the Class D Reserve Account for that Monthly Period, and the excess, if any, will be paid to the Issuer.

ARTICLE VII

SERVICING COMPENSATION

Section 7.01.    Servicing Compensation. The share of the Investor Servicing Fee allocable to the WFCardSeries with respect to any Transfer Date shall be equal to one-twelfth of the product of (i) the WFCardSeries Servicing Fee Percentage and (ii) the Weighted Average Available Funds Allocation Amount for the WFCardSeries for the Monthly Period immediately preceding such Transfer Date (the “WFCardSeries Servicing Fee”). So long as WFBNA is the Servicer, a portion of the WFCardSeries Servicing Fee will be paid exclusively from Servicer Interchange. Servicer Interchange will be paid to the Servicer pursuant to subsection 4.01(b)(i). Should the Servicer Interchange on deposit in the Collection Account on any Transfer Date with respect to the related Monthly Period be less than one-twelfth of 0.75% of the Weighted Average Available Funds Allocation Amount for the WFCardSeries for such Monthly Period, the WFCardSeries Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange. In addition to the Servicer Interchange, the portion of the WFCardSeries Servicing Fee that is allocable to the WFCardSeries with respect to any Transfer Date (the “WFCardSeries Net Servicing Fee”) shall be equal to one-twelfth of the product of (i) the WFCardSeries Net Servicing Fee Rate and (ii) the Weighted Average Available Funds Allocation Amount for WFCardSeries for the immediately preceding Monthly Period. The WFCardSeries Net Servicing Fee will be paid to the Servicer pursuant to subsection 4.01(b)(ii). Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Collateral allocated to the Transferor or the Noteholders of other Series (as provided in the related Indenture Supplements), and in no event shall the Issuer, the Indenture Trustee, the Note Registrar or the WFCardSeries Noteholders be liable therefor. The WFCardSeries Net Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

WF CARD ISSUANCE TRUST,

By:	Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Patrick A. Kanar
Name: Patrick A. Kanar
Title: Assistant Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely in its capacity as Indenture Trustee and as Note Registrar

By:	/s/ John Leurini
Name: John Leurini
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Bank and not in its individual capacity

By:	/s/ John Leurini
Name: John Leurini
Title: Vice President

Acknowledged and Accepted by:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Servicer

By:	/s/ Kristine Kinzle
Name: Kristine Kinzle
Title: Executive Director

[Signature Page to Indenture Supplement]

INDENTURE SUPPLEMENT

EXHIBIT A-1

[FORM OF] CLASS A NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE SERVICER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE SERVICER, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME AT ANY TIME DURING WHICH THE NOTES ARE DEEMED TO BE ISSUED AND OUTSTANDING FOR SUCH PURPOSES.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE COVENANTS AND AGREES THAT IF IT IS PURCHASING THIS NOTE ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR INDIVIDUAL RETIREMENT ACCOUNT IT WILL BE DEEMED TO CERTIFY THAT THE PURCHASE AND SUBSEQUENT HOLDING OF THE NOTE WOULD NOT CAUSE A NONEXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE BLUE SKY OR SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS

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NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]1

1 Using such legend or a legend the substance of which is not inconsistent with such legend.

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REGISTERED	up to $____________*
No. ___	CUSIP NO. ___________

WF CARD ISSUANCE TRUST

[Floating Rate]

WFCardSeries CLASS A NOTE

WF CARD ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _____________ payable on the ______________ ____ Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ___________ ____ Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note [from the date of its issuance] at the rate of ___________, as more specifically set forth in the Class ____ Terms Document dated _____ __, 20__ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed in each interest period]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Note Registrar whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

This Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, and (i) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the

*	Denominations of $5,000 and in integral multiples of $1,000 in excess thereof.

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purpose of binding only the Issuer, (ii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Note and by any Person claiming by, through or under them and (iii) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any related documents.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its authorized representative.

WF CARD ISSUANCE TRUST,
as Issuer

By:	Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Date:	_______________ __, ____

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NOTE REGISTRAR’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Note Registrar

By:
Name:
Title:

Date:	________________ __, ____

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[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “WFCardSeries Class A Notes,” all issued under an Indenture dated as of November 14, 2023 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, U.S. Bank Trust Company, National Association, not in its individual capacity but solely in its capacity as Indenture Trustee (the “Indenture Trustee” which term includes any successor Indenture Trustee under the Indenture) and as Note Registrar (the “Note Registrar”), and U.S. Bank National Association, as bank (the “Bank”), as acknowledged and accepted by Wells Fargo Bank, National Association, as servicer (the “Servicer”) as supplemented by a WFCardSeries Indenture Supplement dated as of November 14, 2023 (the “Indenture Supplement”), among the Issuer, the Note Registrar, the Indenture Trustee and the Bank, as acknowledged and accepted by the Servicer, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class B Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Expected Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Transferor (if the Transferor is the Servicer or an Affiliate of the Servicer) has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 12.02 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such Tranche, plus interest accrued and unpaid or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

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Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Issuer, may from time to time issue, or direct the Owner Trustee, on behalf of the Issuer, to issue, one or more series, classes or Tranches of Notes.

On each Payment Date, the Indenture Trustee shall distribute to each Holder of record on the related Record Date (except for the final distribution with respect to this Note) such Holder’s pro rata share of the amounts held by the Indenture Trustee that are allocated and available on such Payment Date to pay interest and principal on the Class A Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by wire transfer mailed to the Person whose name appears as the Registered Noteholder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to such Person’s account as has been designated by written instructions received by the Indenture Trustee from such Person not later than the close of business on the third Business Day preceding the date of payment, except that with respect to Notes registered on the Record Date in the name of Cede & Co., the nominee of DTC, payment shall be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Note Registrar, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Note Registrar’s principal Corporate Trust Office or at the office of the Note Registrar’s agent appointed for such purposes. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Issuer or the Note Registrar may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated

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transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that it will not at any time institute against WFBNA, WF Card Funding, LLC or the Issuer, or join in any institution against WFBNA, WF Card Funding, LLC, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Note Registrar and any agent of the Issuer or the Note Registrar may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE INDENTURE, OR THE INDENTURE SUPPLEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any

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owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*
Signature Guaranteed:

*

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer
First

Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

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PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

[continue numbering until the appropriate number of installment dates for the Notes is reached]

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EXHIBIT A-2

[FORM OF] CLASS B NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE SERVICER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE SERVICER, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME AT ANY TIME DURING WHICH THE NOTES ARE DEEMED TO BE ISSUED AND OUTSTANDING FOR SUCH PURPOSES.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE COVENANTS AND AGREES THAT IF IT IS PURCHASING THIS NOTE ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR INDIVIDUAL RETIREMENT ACCOUNT IT WILL BE DEEMED TO CERTIFY THAT THE PURCHASE AND SUBSEQUENT HOLDING OF THE NOTE WOULD NOT CAUSE A NONEXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE BLUE SKY OR SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS

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NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]2

[2]	Using such legend or a legend the substance of which is not inconsistent with such legend.

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REGISTERED	up to $____________*
No. ___	CUSIP NO. ___________

WF CARD ISSUANCE TRUST

[FLOATING RATE]

WFCardSeries CLASS B NOTE

WF CARD ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _____________ payable on the ______________ ____ Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ___________ ____ Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note [from the date of its issuance] at the rate of ___________, as more specifically set forth in the Class ____ Terms Document dated _____ __, 20__ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed in each interest period]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Note Registrar whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

This Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, and (i) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal

*	Denominations of $5,000 and in integral multiples of $1,000 in excess thereof.

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representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (ii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Note and by any Person claiming by, through or under them and (iii) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any related documents.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its authorized representative.

WF CARD ISSUANCE TRUST,
as Issuer

By:	Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

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NOTE REGISTRAR’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Note Registrar

By:
Name:
Title:

Date:	,

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[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “WFCardSeries Class B Notes,” all issued under an Indenture dated as of November 14, 2023 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, U.S. Bank Trust Company, National Association, not in its individual capacity but solely in its capacity as indenture trustee (the “Indenture Trustee” which term includes any successor Indenture Trustee under the Indenture) and as Note Registrar (the “Note Registrar”), and U.S. Bank National Association, as bank (the “Bank”), as acknowledged and accepted by Wells Fargo Bank, National Association, as servicer (the “Servicer”), as supplemented by a WFCardSeries Indenture Supplement dated as of November 14, 2023 (the “Indenture Supplement”), among the Issuer, the Note Registrar, the Indenture Trustee and the Bank, as acknowledged and accepted by the Servicer, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Expected Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Transferor (if the Transferor is the Servicer or an Affiliate of the Servicer) has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 12.02 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such Tranche, plus interest accrued and unpaid or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

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Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Issuer, may from time to time issue, or direct the Owner Trustee, on behalf of the Issuer, to issue, one or more series, classes or Tranches of Notes.

On each Payment Date, the Indenture Trustee shall distribute to each Holder of record on the related Record Date (except for the final distribution with respect to this Note) such Holder’s pro rata share of the amounts held by the Indenture Trustee that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by wire transfer mailed to the Person whose name appears as the Registered Noteholder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to such Person’s account as has been designated by written instructions received by the Indenture Trustee from such Person not later than the close of business on the third Business Day preceding the date of payment, except that with respect to Notes registered on the Record Date in the name of Cede & Co., the nominee of DTC, payment shall be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Note Registrar, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Note Registrar’s principal Corporate Trust Office or at the office of the Note Registrar’s agent appointed for such purposes. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Issuer or the Note Registrar may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated

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transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that it will not at any time institute against WFBNA, WF Card Funding, LLC or the Issuer, or join in any institution against WFBNA, WF Card Funding, LLC or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Note Registrar and any agent of the Issuer or the Note Registrar may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE INDENTURE, OR THE INDENTURE SUPPLEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any

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owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

______________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

*

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer
First

Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

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PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

[continue numbering until the appropriate number of installment dates for the Notes is reached]

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EXHIBIT A-3

[FORM OF] CLASS C NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE SERVICER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE SERVICER, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME AT ANY TIME DURING WHICH THE NOTES ARE DEEMED TO BE ISSUED AND OUTSTANDING FOR SUCH PURPOSES.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE COVENANTS AND AGREES THAT IF IT IS PURCHASING THIS NOTE ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR INDIVIDUAL RETIREMENT ACCOUNT IT WILL BE DEEMED TO CERTIFY THAT THE PURCHASE AND SUBSEQUENT HOLDING OF THE NOTE WOULD NOT CAUSE A NONEXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE BLUE SKY OR SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS

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NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]3

[3]	Using such legend or a legend the substance of which is not inconsistent with such legend.

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REGISTERED	up to $________*
No.	CUSIP NO. __________

WF CARD ISSUANCE TRUST

[FLOATING RATE]

WFCardSeries CLASS C NOTE

WF CARD ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _____________ payable on the ______________ ____ Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ___________ ____ Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note [from the date of its issuance] at the rate of ___________, as more specifically set forth in the Class ____ Terms Document dated _____ __, 20__ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed in each interest period]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Note Registrar whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

This Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, and (i) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (ii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by

*	Denominations of $5,000 and in integral multiples of $1,000 in excess thereof.

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the parties to this Note and by any Person claiming by, through or under them and (iii) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any related documents.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its authorized representative.

WF CARD ISSUANCE TRUST, as Issuer

By:	Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Date: __________ __, ____

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NOTE REGISTRAR’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Note Registrar

By:
Name:
Title:

Date: __________ __, ____

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[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “WFCardSeries Class C Notes,” all issued under an Indenture dated as of November 14, 2023 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, U.S. Bank Trust Company, National Association, not in its individual capacity but solely in its capacity as indenture trustee (the “Indenture Trustee” which term includes any successor Indenture Trustee under the Indenture) and as Note Registrar (the “Note Registrar”), and U.S. Bank National Association, as bank (the “Bank”), as acknowledged and accepted by Wells Fargo Bank, National Association, as servicer (the “Servicer”), as supplemented by a WFCardSeries Indenture Supplement dated as of November 14, 2023 (the “Indenture Supplement”), among the Issuer, the Note Registrar, the Indenture Trustee and the Bank, as acknowledged and accepted by the Servicer, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes, the Class B Notes and the Class D Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Expected Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Transferor (if the Transferor is the Servicer or an Affiliate of the Servicer) has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 12.02 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such Tranche, plus interest accrued and unpaid or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

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Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Issuer, may from time to time issue, or direct the Owner Trustee, on behalf of the Issuer, to issue, one or more series, classes or Tranches of Notes.

On each Payment Date, the Indenture Trustee shall distribute to each Holder of record on the related Record Date (except for the final distribution with respect to this Note) such Holder’s pro rata share of the amounts held by the Indenture Trustee that are allocated and available on such Payment Date to pay interest and principal on the Class C Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by wire transfer mailed to the Person whose name appears as the Registered Noteholder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to such Person’s account as has been designated by written instructions received by the Indenture Trustee from such Person not later than the close of business on the third Business Day preceding the date of payment, except that with respect to Notes registered on the Record Date in the name of Cede & Co., the nominee of DTC, payment shall be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Note Registrar, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Note Registrar’s principal Corporate Trust Office or at the office of the Note Registrar’s agent appointed for such purposes. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Issuer or the Note Registrar may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated

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transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that it will not at any time institute against WFBNA, WF Card Funding, LLC or the Issuer, or join in any institution against WFBNA, WF Card Funding, LLC or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Note Registrar and any agent of the Issuer or the Note Registrar may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE INDENTURE, OR THE INDENTURE SUPPLEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any

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owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

*

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer
First

Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

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PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

[continue numbering until the appropriate number of installment dates for the Notes is reached]

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EXHIBIT A-4

[FORM OF] CLASS D NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE SERVICER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE SERVICER, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME AT ANY TIME DURING WHICH THE NOTES ARE DEEMED TO BE ISSUED AND OUTSTANDING FOR SUCH PURPOSES.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE COVENANTS AND AGREES THAT IF IT IS PURCHASING THIS NOTE ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR INDIVIDUAL RETIREMENT ACCOUNT IT WILL BE DEEMED TO CERTIFY THAT THE PURCHASE AND SUBSEQUENT HOLDING OF THE NOTE WOULD NOT CAUSE A NONEXEMPT PROHIBITED TRANSACTION UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

[THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE BLUE SKY OR SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS

A-4-1

NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]4

[4]	Using such legend or a legend the substance of which is not inconsistent with such legend.

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REGISTERED	up to $________*
No.	CUSIP NO. __________

WF CARD ISSUANCE TRUST

[FLOATING RATE]

WFCardSeries CLASS D NOTE

WF CARD ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _____________ payable on the ______________ ____ Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ___________ ____ Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note [from the date of its issuance] at the rate of ___________, as more specifically set forth in the Class ____ Terms Document dated _____ __, 20__ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed in each interest period]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Note Registrar whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

This Note is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, and (i) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (ii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by

*	Denominations of $5,000 and in integral multiples of $1,000 in excess thereof.

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the parties to this Note and by any Person claiming by, through or under them and (iii) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Note or any related documents.

A-4-4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its authorized representative.

WF CARD ISSUANCE TRUST, as Issuer

By:	Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Date: __________ __, ____

A-4-5

NOTE REGISTRAR’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Note Registrar

By:
Name:
Title:

Date: __________ __, ____

A-4-6

[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “WFCardSeries Class D Notes,” all issued under an Indenture dated as of November 14, 2023 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, U.S. Bank Trust Company, National Association, not in its individual capacity but solely in its capacity as indenture trustee (the “Indenture Trustee” which term includes any successor Indenture Trustee under the Indenture) and as Note Registrar (the “Note Registrar”), and U.S. Bank National Association, as bank (the “Bank”), as acknowledged and accepted by Wells Fargo Bank, National Association, as servicer (the “Servicer”), as supplemented by a WFCardSeries Indenture Supplement dated as of November 14, 2023 (the “Indenture Supplement”), among the Issuer, the Note Registrar, the Indenture Trustee, and the Bank, as acknowledged and accepted by the Servicer, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes, the Class B Notes and the Class C Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Expected Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Transferor (if the Transferor is the Servicer or an Affiliate of the Servicer) has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 12.02 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such Tranche, plus interest accrued and unpaid or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

A-4-7

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Issuer, may from time to time issue, or direct the Owner Trustee, on behalf of the Issuer, to issue, one or more series, classes or Tranches of Notes.

On each Payment Date, the Indenture Trustee shall distribute to each Holder of record on the related Record Date (except for the final distribution with respect to this Note) such Holder’s pro rata share of the amounts held by the Indenture Trustee that are allocated and available on such Payment Date to pay interest and principal on the Class D Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by wire transfer mailed to the Person whose name appears as the Registered Noteholder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to such Person’s account as has been designated by written instructions received by the Indenture Trustee from such Person not later than the close of business on the third Business Day preceding the date of payment, except that with respect to Notes registered on the Record Date in the name of Cede & Co., the nominee of DTC, payment shall be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Note Registrar, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Note Registrar’s principal Corporate Trust Office or at the office of the Note Registrar’s agent appointed for such purposes. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Issuer or the Note Registrar may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated

A-4-8

transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that it will not at any time institute against WFBNA, WF Card Funding, LLC or the Issuer, or join in any institution against WFBNA, WF Card Funding, LLC or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Note Registrar and any agent of the Issuer or the Note Registrar may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS NOTE, THE INDENTURE, OR THE INDENTURE SUPPLEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any

A-4-9

owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-4-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

(*)

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Issuer
First

Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

A-4-12

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Issuer

[continue numbering until the appropriate number of installment dates for the Notes is reached]

A-4-13

EXHIBIT B

[FORM OF] WFCARDSERIES SCHEDULE TO MONTHLY NOTEHOLDERS’ STATEMENT

WFCARDSERIES

WELLS FARGO CARD ISSUANCE TRUST

	Monthly Period:		[______]
End of Monthly Period			[______]
Interest Period	[______]	through	[______]
Distribution Date			[______]
Days in Interest Period			0

Reference is made to the Indenture (the “Indenture”), dated as of [_____ __, 20__], and the WFCardSeries Indenture Supplement (the “Indenture Supplement”), dated as of [_____ __, 20__], each by and among WF Card Issuance Trust, as Issuer, U.S. Bank Trust Company, National Association, as Indenture Trustee and as Note Registrar, and U.S. Bank National Association, as Bank. Terms used herein and not defined herein have the meanings ascribed to them in the Indenture and the Indenture Supplement, as applicable. Each of the Indenture and the Indenture Supplement has been included as an exhibit to a report on Form 8-K (the “Form 8-K”) filed by WF Card Funding, LLC and the WF Card Issuance Trust with the Securities and Exchange Commission under Central Index Key (CIK) Nos. 0001833590 and 0001833494, respectively, on [_____ __, 20__].

The following computations are prepared with respect to the Transfer Date of [_____ __, 20__] and with respect to the performance of the Collateral during the related Monthly Period.

	Beginning	Ending
Number of Accounts*	0	0
Principal Receivables	$0.00	$0.00
Finance Charge Receivables	$0.00	$0.00
Discount Option Receivables	$0.00	$0.00
Total Receivables	$0.00	$0.00
Increase in Principal Receivables from Additional Accounts		$0.00
Increase in Finance Charge Receivables from Additional Accounts		$0.00
Increase in Discount Option Receivables from Additional Accounts		$0.00
Decrease in Principal Receivables due to Removed Accounts		$0.00
Decrease in Finance Charge Receivables due to Removed Accounts		$0.00
Decrease in Discount Option Receivables due to Removed Accounts		$0.00
Average Principal Receivables		$0.00

*	Accounts include certain accounts that have been closed and have a balance.

II. Transferor Interest

End of Monthly Period Excess Funding Account Balance	$0.00
End of Monthly Period Minimum Transferor Interest	$0.00
End of Monthly Period Transferor Interest	$0.00
Seller’s Interest percentage*	0.00%
E.U. Risk Retention**	0.00%

*

Seller’s Interest is calculated as End of Monthly Period Transferor Interest divided by the aggregate unpaid principal balance of the outstanding notes issued by the Issuer (including notes held for the life of such notes by Wells Fargo Bank, National Association or its wholly-owned affiliates). Wells Fargo Bank, National Association, as sponsor, currently complies with the U.S. risk retention rules through retention by WF Card Funding, LLC of a “seller’s interest,” in the form of the Transferor Interest.

**

E.U. Risk Retention is calculated as End of Monthly Period Transferor Interest divided by End of the Month Principal Receivables. Wells Fargo Bank, National Association, as “originator” for the purposes of the EU risk retention rules, currently retains a material net economic interest that is not less than five percent of the nominal value of the securitized exposure, which interest is not subject to any credit risk mitigation, short position or other hedge, except to the extent permitted by the EU risk retention rules.

III. Collections and Allocations

	Trust	Series Allocation
Principal Receivables Collections	$0.00	$0.00
Other Items		$0.00

Available Principal Amounts		$0.00
Finance Charge Receivables Collections Excluding Interchange and Investment Earnings	$0.00	$0.00
Discount Option Receivables Finance Charge Collections	$0.00	$0.00
Interchange	$0.00	$0.00
Investment Earnings	$0.00	$0.00
Other Items		$0.00

Available Funds		$0.00
Default Amounts	$0.00	$0.00
Servicer Interchange		$0.00
Net Servicing Fee		$0.00
Total Servicing Fee	$0.00	$0.00
Weighted Average Allocation Amount		$0.00
Average Principal Investor Percentage*		0.0000%
Average Floating Investor Percentage*		0.0000%

IV. End of Month Delinquencies

	Number of Accounts	Percentage of Total Number of Accounts	Total Receivables	Percentage of Total Receivables
30 to 59 days delinquent	0	0.00%	$0.00	0.00%
60 to 89 days delinquent	0	0.00%	$0.00	0.00%
90 to 119 days delinquent	0	0.00%	$0.00	0.00%
120 to 149 days delinquent	0	0.00%	$0.00	0.00%
150 to 179 days delinquent	0	0.00%	$0.00	0.00%
180 or More days delinquent	0	0.00%	$0.00	0.00%

Total	0	0.00%	$0.00	0.00%
Three-Month Average 60+ Delinquency Rate				0.00%
Does the Three-Month Average 60+ Day Delinquency Rate equal or exceed the Delinquency Trigger Rate?				[___ ]

V. Charge-Offs

Number of Accounts experiencing a Charge-Off	0
Default amounts	$0.00
Recovery amounts	$0.00

Net Charge-Offs	$0.00
Average Net Charge-Off of Accounts experiencing a Charge-Off	$0.00

	Monthly Period	Monthly Period	Monthly Period
Gross Charge-Off rate	0.00%	0.00%	0.00%
Net Charge-Off rate	0.00%	0.00%	0.00%

VI. WFCardSeries Performance Data

	Monthly Period	Monthly Period	Monthly Period
Yield	0.00%	0.00%	0.00%
Plus: Yield—Collections of Discount Receivables	0.00%	0.00%	0.00%
Less: Investor Default Amounts	0.00%	0.00%	0.00%

(a) Portfolio Yield	0.00%	0.00%	0.00%
Weighted Average Interest Rates	0.00%	0.00%	0.00%
Plus: Servicer Interchange	0.00%	0.00%	0.00%
Plus: Net Servicing Fee	0.00%	0.00%	0.00%

(b) Base Rate	0.00%	0.00%	0.00%
Excess Available Funds Percentage	0.00%	0.00%	0.00%
Quarterly Excess Available Funds Percentage	0.00%	0.00%	0.00%
Principal Payment Rate	0.00%	0.00%	0.00%

VII. Information Regarding Current Distribution to Noteholders

Tranche		Fixed/ Floating	Variable Index	Variable Index Rate	Note Interest Rate	Interest Distribution	Principal Distribution	Total Distribution
Class A
		[______]	[______]	[______]	0.00%	$0.00	$0.00	$0.00

	Total					$0.00	$0.00	$0.00
Class B
		[______]	[______]	[______]	0.00%	$0.00	$0.00	$0.00

	Total					$0.00	$0.00	$0.00
Class C
		[______]	[______]	[______]	0.00%	$0.00	$0.00	$0.00

	Total					$0.00	$0.00	$0.00
Class D
		[______]	[______]	[______]	0.00%	$0.00	$0.00	$0.00

	Total					$0.00	$0.00	$0.00
Total					0.00%	$0.00	$0.00	$0.00

VIII. Information Regarding the Tranches of Notes of the WFCardSeries

A. Principal Amounts as of the Distribution Date

Tranche		Initial Dollar Principal Amount	Outstanding Dollar Principal Amount	Adjusted Outstanding Dollar Principal Amount	Expected Principal Payment Date		Legal Final Maturity Date
Class A
		$0.00	$0.00	$0.00	[_______________	]	[_______________	]

	Total	$0.00	$0.00	$0.00
Class B
		$0.00	$0.00	$0.00	[_______________	]	[_______________	]

	Total	$0.00	$0.00	$0.00
Class C
		$0.00	$0.00	$0.00	[_______________	]	[_______________	]

	Total	$0.00	$0.00	$0.00
Class D
		$0.00	$0.00	$0.00	[_______________	]	[_______________	]

	Total	$0.00	$0.00	$0.00

Total		$0.00	$0.00	$0.00

B. Nominal Liquidation Amount

Tranche	Beginning Nominal Liquidation Amount	Increases from amounts withdrawn from the Principal Funding Sub-Account in respect of Prefunding Excess Amount	Reimbursements of prior Nominal Liquidation Amount Deficits from WFCardSeries Available Funds	Increase due to additional notes issued	Reductions due to reallocations of WFCardSeries Available Principal Amounts	Investor Charge- Offs	Reductions due to amounts deposited to the Principal Funding Sub-Account	Ending Nominal Liquidation Amount
Class A
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class B
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class C
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class D
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

C. Interest Funding Sub-Accounts

Tranche		Beginning balance Interest Funding Sub-Account Balances	Note Interest accrued during the current Interest Period	Previous shortfall of targeted deposit	Targeted deposit	Actual deposit on Transfer Date	Amount withdrawn for distribution to Noteholders	Other Withdrawals	Interest Funding Sub-Account Earnings	Ending balance Interest Funding Sub-Account Balances
Class A
		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class B
		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class C
		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class D
		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

D. Accumulation Reserve Sub-Accounts

Tranche	Beginning balance Accumulation Reserve Sub-Account Balances	Accumulation Reserve Sub-Account Earnings	Targeted deposit	Actual deposit on Transfer Date	Amount withdrawn to cover PFA Accumulation Earnings Shortfall	Withdrawal of excess amounts	Ending balance Accumulation Reserve Sub-Account Balances
Class A
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class B
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class C
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class D
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

E. Principal Funding Sub-Accounts

Tranche		Beginning balance Principal Funding Sub-Account Balances	Previous shortfall of targeted deposit	Targeted deposit	Actual deposit on Transfer Date	Amount withdrawn for distribution to Noteholders	Other Withdrawals	Principal Funding Sub-Account Earnings	Ending balance Principal Funding Sub-Account Balances
Class A
		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class B
		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class C
		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Class D
		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

F. Class C Reserve Sub-Accounts

Tranche	Beginning balance Class C Reserve Sub-Account Balances	Class C Reserve Issuer Deposit Due to new Tranche Issuance	Class C Reserve Sub-Account Earnings	Targeted deposit	Actual deposit on Transfer Date	Amount withdrawn for application to Class C Notes	Withdrawal of excess amounts	Ending balance Class C Reserve Sub-Account Balances
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

G. Class D Reserve Sub-Accounts

Tranche	Beginning balance Class D Reserve Sub-Account Balances	Class D Reserve Issuer Deposit Due to new Tranche Issuance	Class D Reserve Sub-Account Earnings	Targeted deposit	Actual deposit on Transfer Date	Amount withdrawn for application to Class D Notes	Withdrawal of excess amounts	Ending balance Class D Reserve Sub-Account Balances
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H. Class A Unused Subordinated Amount; Class A Usage of Class B, Class C, and Class D Subordinated Amounts

Tranche	Class A Required Subordinated Amount of Class B Notes	Class A Required Subordinated Amount of Class C Notes	Class A Required Subordinated Amount of Class D Notes	Class A Unused Subordinated Amount of Class B Notes	Class A Unused Subordinated Amount of Class C Notes	Class A Unused Subordinated Amount of Class D Notes	Class A Cumulative Usage of Class B Subordinated Amount	Class A Cumulative Usage of Class C Subordinated Amount	Class A Cumulative Usage of Class D Subordinated Amount
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

I. Class B Unused Subordinated Amount; Class B Usage of Class C and Class D Subordinated Amounts

Tranche	Class B Required Subordinated Amount of Class C Notes	Class B Required Subordinated Amount of Class D Notes	Class B Unused Subordinated Amount of Class C Notes	Class B Unused Subordinated Amount of Class D Notes	Class B Cumulative Usage of Class C Required Subordinated Amount	Class B Cumulative Usage of Class D Required Subordinated Amount
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

J. Class C Unused Subordinated Amount; Class C Usage of Class D Subordinated Amounts

Tranche	Class C Required Subordinated Amount of Class D Notes	Class C Unused Subordinated Amount of Class D Notes	Class C Cumulative Usage of Class D Required Subordinated Amount
	$0.00	$0.00	$0.00

Total	$0.00	$0.00	$0.00

IX. Early Redemption Events
Is the amount of Excess Available Funds averaged over the three preceding Monthly Periods less than the Required Excess Available Funds?	[___]

Has an Early Redemption Event, or an event that with the giving of notice or other action would constitute an Early Redemption Event, occurred?	[___]

X. Investor Communication Requests

No activity to report.

XI. Repurchase Demand Activity (Rule 15Ga-1)

No activity to report.

XII. Asset Review
Information required by Item 1121(d)(1) of Regulation AB concerning the Trust: No activity to report.

Information required by Item 1121(d)(2) of Regulation AB concerning the Trust: There has been no change to the Asset Representation Reviewer during the Monthly Period.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Noteholders’ Statement this ____ day of ________, ____.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Servicer

By:
Name:
Title: